                                                                   Exhibit 10.01
--------------------------------------------------------------------------------

               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                          DATED AS OF NOVEMBER 17, 2004

                                      AMONG

                           RED BIRD RECEIVABLES, INC.,
                                  AS BORROWER,

                  INTERNATIONAL PAPER FINANCIAL SERVICES, INC.,
                                  AS SERVICER,

                          INTERNATIONAL PAPER COMPANY,
                            AS PERFORMANCE GUARANTOR,

                  THE CONDUITS FROM TIME TO TIME PARTY HERETO,

               THE BANK OF TOKYO-MITSUBISHI, LTD, NEW YORK BRANCH,
                                AS GOTHAM AGENT,

                           JPMORGAN CHASE BANK, N.A.,
                                AS PREFCO AGENT,

                BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH,
                               AS STARBIRD AGENT,

                          CITICORP NORTH AMERICA, INC.,
                                 AS CAFCO AGENT,

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                 AS BLUE RIDGE AGENT AND AS ADMINISTRATIVE AGENT

--------------------------------------------------------------------------------











THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [***].

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I. THE CREDIT..........................................................2
   Section 1.1     The Facility................................................2
   Section 1.2     Funding Mechanics; Liquidity Fundings.......................4
   Section 1.3     Interest Rates..............................................5
   Section 1.4     Payment Dates; Absence of Notes to Evidence Loans...........5
   Section 1.5     Prepayments.................................................6
   Section 1.6     Reductions in Aggregate Commitment..........................7
   Section 1.7     Distribution of Certain Notices; Notification of
                      Interest Rates...........................................8

ARTICLE II. BORROWING AND PAYMENT MECHANICS; CERTAIN COMPUTATIONS..............8
   Section 2.1     Method of Borrowing.........................................8
   Section 2.2     Selection of CP Tranche Periods and Interest Periods........8
   Section 2.3     Computation of Concentration Limits and Outstanding
                      Balance..................................................9
   Section 2.4     Maximum Interest Rate.......................................9
   Section 2.5     Payments and Computations, Etc.............................10
   Section 2.6     Non-Receipt of Funds by the Co-Agents......................10

ARTICLE III. SETTLEMENTS......................................................11
   Section 3.1     Monthly Reporting..........................................11
   Section 3.2     Turnover of Collections....................................11
   Section 3.3     Non-Distribution of Servicer's Fee.........................12
   Section 3.4     Deemed Collections.........................................12

ARTICLE IV. FEES AND YIELD PROTECTION.........................................13
   Section 4.1     Fees.......................................................13
   Section 4.2     Yield Protection...........................................13
   Section 4.3     Funding Losses.............................................16

ARTICLE V. CONDITIONS OF ADVANCES.............................................16
   Section 5.1     Conditions Precedent to Initial Advance....................16
   Section 5.2     Conditions Precedent to All Advances.......................16

ARTICLE VI. REPRESENTATIONS AND WARRANTIES....................................17
   Section 6.1     Representations and Warranties of the Loan Parties.........17
   Section 6.2     Liquidity Bank Representations and Warranties..............21

ARTICLE VII. COVENANTS........................................................22
   Section 7.1     Affirmative Covenants of the Loan Parties..................22

   Section 7.2     Negative Covenants of the Loan Parties.....................29

ARTICLE VIII. ADMINISTRATION AND COLLECTION...................................30
   Section 8.1     Designation of Servicer....................................30
   Section 8.2     Duties of Servicer.........................................32
   Section 8.3     Collection Notices.........................................34
   Section 8.4     Responsibilities of Borrower...............................34
   Section 8.5     Monthly Reports............................................34
   Section 8.6     Servicing Fee..............................................35

ARTICLE IX. AMORTIZATION EVENTS...............................................35
   Section 9.1     Amortization Events........................................35
   Section 9.2     Remedies...................................................38

ARTICLE X. INDEMNIFICATION....................................................38
   Section 10.1    Indemnities by Borrower and Servicer.......................38
   Section 10.2    Increased Cost and Reduced Return..........................41
   Section 10.3    Other Costs and Expenses...................................41

ARTICLE XI. THE AGENTS........................................................42
   Section 11.1    Appointment................................................42
   Section 11.2    Delegation of Duties.......................................43
   Section 11.3    Exculpatory Provisions.....................................44
   Section 11.4    Reliance by Agents.........................................44
   Section 11.5    Notice of Amortization Event...............................44
   Section 11.6    Non-Reliance on Other Agents and Lenders...................45
   Section 11.7    Indemnification of Agents..................................45
   Section 11.8    Agents in their Individual Capacities......................46
   Section 11.9    Conflict Waivers...........................................46
   Section 11.10   UCC Filings................................................47

ARTICLE XII. ASSIGNMENTS; PARTICIPATIONS......................................47
   Section 12.1    Restrictions on Assignments................................47
   Section 12.2    Rights of Assignees and Participants.......................48
   Section 12.3    Terms and Evidence of Assignment...........................49

ARTICLE XIII. SECURITY INTEREST...............................................49
   Section 13.1    Grant of Security Interest.................................49
   Section 13.2    Termination after Final Payout Date........................49
   Section 13.3    Release of Certain Charged-Off Receivables.................49

ARTICLE XIV. MISCELLANEOUS....................................................50
   Section 14.1    Waivers and Amendments.....................................50
   Section 14.2    Notices....................................................50
   Section 14.3    Ratable Payments...........................................50
   Section 14.4    Protection of Administrative Agent's Security Interest.....51
   Section 14.5    Confidentiality............................................52
   Section 14.6    Bankruptcy Petition........................................52
   Section 14.7    Limitation of Liability....................................53
   Section 14.8    CHOICE OF LAW..............................................53
   Section 14.9    CONSENT TO JURISDICTION....................................53
   Section 14.10   WAIVER OF JURY TRIAL.......................................53
   Section 14.11   Integration; Binding Effect; Survival of Terms.............54
   Section 14.12   Counterparts; Severability; Section References.............54

                             EXHIBITS AND SCHEDULES

Exhibit I      Definitions

Exhibit II     Form of Borrowing Request

Exhibit III    Chief Executive Offices of the Loan Parties; Locations of
                  Records; Federal Employer Identification Numbers

[***]

Exhibit V      Form of Compliance Certificate

Exhibit VI     Form of Collection Account Agreement

Exhibit VII    [Reserved]

[***]

               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

          THIS AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of November 17, 2004 is entered into by and among:

          (a) RED BIRD RECEIVABLES, INC., a Delaware corporation ("Borrower"),

          (b) INTERNATIONAL PAPER FINANCIAL SERVICES, INC., a Delaware corporation ("IPFS"), as initial Servicer, INTERNATIONAL PAPER COMPANY, a New York corporation ("International Paper"), as Performance Guarantor (the Servicer, the Performance Guarantor and Borrower, collectively, the "Loan Parties" and each, a "Loan Party"),

          (c) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "Blue Ridge"), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "Wachovia" and together with Blue Ridge, the "Blue Ridge Group"),

          (d) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, "Gotham"), and THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, "BTM" and, together with Gotham, the "Gotham Group"),

          (e) PREFERRED RECEIVABLES FUNDING CORPORATION, a Delaware corporation (together with its successors, "PREFCO"), and JPMORGAN CHASE BANK, N.A., in its capacity as a Liquidity Bank to PREFCO (together with its successors, "JPMorgan" and, together with PREFCO, the "PREFCO Group"),

          (f) STARBIRD FUNDING CORPORATION, a Delaware corporation (together with its successors, "Starbird"), and BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as a Liquidity Bank to Starbird (together with its successors, "BNP Paribas" and, together with Starbird, the "Starbird Group"),

          (g) CAFCO, LLC, a Delaware limited liability company (together with its successors, "CAFCO" and, together with Blue Ridge, Gotham, PREFCO and Starbird, the "Conduits"), and CITIBANK, N.A., in its capacity as a Liquidity Bank to CAFCO (together with its successors, "Citibank" and, together with CAFCO, the "CAFCO Group"),

          (h) WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Blue Ridge Group (together with its successors in such capacity, the "Blue Ridge Agent" or a "Co-Agent"), THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the "Gotham Agent" or a "Co-Agent"), JPMORGAN CHASE BANK, N.A., in its capacity as agent for the PREFCO Group (together with its successors in such capacity, the "PREFCO Agent" or a "Co-Agent"), BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as agent for the Starbird Group (together with its successors in such capacity, the "Starbird Agent" or a "Co-Agent"), and CITICORP NORTH AMERICA, INC. in its capacity as agent for the CAFCO Group ("CNAI" and, together with its successors in such capacity, the "CAFCO Agent" or a "Co-Agent"), and

          (i) WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Blue Ridge Group, the Gotham Group, the PREFCO Group, the Starbird Group, the CAFCO Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents").

          Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.

                             PRELIMINARY STATEMENTS

          The Loan Parties, the Blue Ridge Group, the Gotham Group, the Blue Ridge Agent, the Gotham Agent and the Administrative Agent are parties to that certain Credit and Security Agreement dated as of December 26, 2001, by and among the Loan Parties, the Blue Ridge Group, the Gotham Group, the Blue Ridge Agent, the Gotham Agent and the Administrative Agent, as heretofore amended from time to time (the "Existing Agreement").

          Borrower has asked the PREFCO Group, the Starbird Group and the CAFCO Group to become Lenders under the Existing Agreement. On the terms and subject to the conditions hereinafter set forth, Blue Ridge, PREFCO, Starbird and CAFCO (collectively, the "Pool Funded Conduits") may, in their absolute and sole discretion, make Loans to Borrower from time to time, and Gotham shall make Loans to Borrower from time to time.

          In the event that the Pool Funded Conduits decline to make any Loan, the Pool Funded Conduits' Liquidity Banks shall, at the request of Borrower, make such Loan. In the event that Gotham fails to make any Loan, Gotham's Liquidity Banks shall, at the request of Borrower, make such Loan.

          Wachovia Bank, National Association has been requested and is willing to act as Administrative Agent on behalf of the Co-Agents, the Blue Ridge Group, the Gotham Group, the PREFCO Group, the Starbird Group and the CAFCO Group in accordance with the terms hereof.

                                   ARTICLE I.
                                   THE CREDIT

     Section 1.1 The Facility. On the terms and subject to the conditions set forth in this Agreement, Borrower (or the Servicer on Borrower's behalf) may from time to time during the Revolving Period request Advances by delivering a Borrowing Request to the Co-Agents in accordance with Section 2.1. Upon receipt of a copy of each Borrowing Request from Borrower or Servicer, each of the Co-Agents shall determine whether its Conduit will fund a Loan in an amount equal to its Group's Percentage of the requested Advance specified in such Borrowing Request, and

          (a) in the event that Blue Ridge elects not to make any such Loan to Borrower, the Blue Ridge Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the Blue Ridge Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of Blue Ridge's and the Blue Ridge Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the Blue Ridge Group's Group Limit, and (ii) Blue Ridge's Percentage of the Borrowing Base (such lesser amount, the "Blue Ridge Allocation Limit");

          (b) in the event that Gotham fails to make any such Loan to Borrower pursuant to Gotham's Commitment, the Gotham Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the Liquidity Banks of Gotham severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of Gotham's and the Gotham Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the Gotham Group's Group Limit, and (ii) Gotham's Percentage of the Borrowing Base (such lesser amount, the "Gotham Allocation Limit");

          (c) in the event that PREFCO elects not to make any such Loan to Borrower, the PREFCO Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the PREFCO Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of PREFCO's and the PREFCO Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the PREFCO Group's Group Limit, and (ii) PREFCO's Percentage of the Borrowing Base (such lesser amount, the "PREFCO Allocation Limit");

          (d) in the event that Starbird elects not to make any such Loan to Borrower, the Starbird Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the Starbird Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of Starbird's and the Starbird Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the Starbird Group's Group Limit, and (ii) Starbird's Percentage of the Borrowing Base (such lesser amount, the "Starbird Allocation Limit"); and

          (e) in the event that CAFCO elects not to make any such Loan to Borrower, the CAFCO Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the CAFCO Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of CAFCO's and the CAFCO Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the CAFCO Group's Group Limit, and (ii) CAFCO's Percentage of the Borrowing Base (such lesser amount, the "CAFCO Allocation Limit").

Each Loan shall be in the minimum amount of $1,000,000 or a larger integral multiple of $500,000. In no event may the aggregate principal amount of the Advances hereunder exceed the lesser of (x) the Aggregate Commitment, or (y) the Borrowing Base. Each Committed Lender's Commitment under this Agreement shall terminate on the Facility Termination Date. Each of the Loans, and all other Obligations of Borrower, shall be secured by the Collateral as provided in Article IX.

     Section 1.2 Funding Mechanics; Liquidity Fundings.

          (a) Each Advance hereunder shall consist of Loans made by (i) Gotham and/or its Liquidity Banks, (ii) Blue Ridge and/or its Liquidity Banks, (iii) PREFCO and/or its Liquidity Banks, (iv) Starbird and/or its Liquidity Banks, and/or (v) CAFCO and/or its Liquidity Banks and which (except for any Advance which does not increase the aggregate principal amount of the Loans outstanding) shall be made in such proportions by each Group such that, after giving effect thereto, the aggregate outstanding principal balance of the Loans outstanding from each Group shall be in proportion to such Group's Percentage of the aggregate outstanding principal balance of all Advances then outstanding hereunder. Any Advance which does not increase the aggregate principal amount outstanding may be funded solely by one or more of the members of a single Group.

          (b) Each Lender funding any portion of an Advance shall wire transfer the principal amount of its Loan to its applicable Co-Agent in immediately available funds not later than 1:00 p.m. (New York City time) on the applicable Borrowing Date and, subject to its receipt of such Loan proceeds, such Co-Agent shall wire transfer such funds to the account specified by Borrower in its Borrowing Request not later than 2:00 p.m. (New York City time) on such Borrowing Date.

          (c) While it is the intent of each of the Conduits to fund its respective Loans through the issuance of Promissory Notes, the parties acknowledge that if any of the Conduits is unable, or reasonably determines that it is undesirable for any reason to issue Promissory Notes to fund or maintain all or any portion of its Loans at a CP Rate, or is unable to repay such Promissory Notes upon the maturity thereof, such Conduit will avail itself of a Liquidity Funding under its Liquidity Agreement. The Liquidity Fundings may be Alternate Base Rate Loans or LIBOR Loans, or a combination thereof, selected by Borrower in accordance with Article II; provided, however, that each Liquidity Funding shall be an Alternate Base Rate Loan at least for the first two (2) Business Days after it is funded. In addition, the parties acknowledge that most Promissory Notes are issued at a discount and at varying discount rates; accordingly, it may not be possible for all CP Rate Loans to be made in amounts precisely equal to the amounts specified in a Borrowing Request. Regardless of whether a Liquidity Funding constitutes an assignment of a Loan or the sale of one or more participations therein or any other obtaining of funding for all or any portion of any Loan, each Liquidity Bank participating in a Liquidity Funding shall have the same rights as its Conduit has hereunder with the same force and effect as if such Liquidity Bank had directly made a Loan to Borrower in the amount of its Liquidity Funding.

          (d) Nothing herein shall be deemed to commit any Lender to make CP Rate Loans.

     Section 1.3 Interest Rates.

          (a) Each CP Rate Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the CP Tranche Period applicable thereto selected in accordance with Article II of this Agreement to (but not including) the last day of such CP Tranche Period at the applicable CP Rate. On the 5th Business Day immediately preceding each Settlement Date, each Pool Funded Conduit shall calculate the amount of its CP Costs for the applicable Calculation Period and the Gotham Agent shall calculate Gotham's CP Rate and each shall notify Borrower of such amount which shall be payable on such Settlement Date.

          (b) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto selected in accordance with Article II of this Agreement to (but not including) the last day of such Interest Period at a rate per annum equal to the applicable LIBOR for such Interest Period.

          (c) Each Alternate Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the date it is paid at a rate per annum equal to the Alternate Base Rate for such day. Changes in the rate of interest on Alternate Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.

          (d) Notwithstanding anything to the contrary contained in Sections 1.3(a), (b) or (c), upon the occurrence of an Amortization Event, and during the continuance thereof, all Obligations shall bear interest, payable upon demand, at the Default Rate.

          (e) Interest shall be payable for the day a Loan is made but not for the day of any payment on the amount paid if payment is received by each Co-Agent prior to 1:00 p.m. (New York City time) at the place of payment. If any payment of principal of or interest on a Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     Section 1.4 Payment Dates; Absence of Notes to Evidence Loans.

          (a) Borrower promises to pay the principal of each CP Rate Loan on the last day of its CP Tranche Period.

          (b) Borrower promises to pay the principal of each LIBOR Loan on the last day of its Interest Period.

          (c) Borrower promises to pay the principal of each Alternate Base Rate Loan on or before the earlier to occur of (i) the Facility Termination Date, and
(ii) the refinancing of such Loan with a CP Rate Loan or a LIBOR Loan.

          (d) Borrower promises to pay all accrued and unpaid interest on each Loan on its applicable Settlement Date.

          (e) Each Lender shall maintain (or cause its respective Co-Agent to maintain) in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. Upon request of Borrower, such Lender's Co-Agent or the Administrative Agent, such Lender will confirm the outstanding principal balances of its Loans and the amount of any accrued and unpaid interest thereon. The entries maintained in the accounts maintained pursuant to this Section shall absent manifest error be correct evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of any Lender (or Co-Agent) to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Obligations in accordance with their terms.

     Section 1.5 Prepayments. Subject, in the case of CP Rate Loans and LIBOR Loans, to the funding indemnification provisions of Section 4.3:

          (a) Borrower may from time to time voluntarily prepay, without penalty or premium, all outstanding Advances, or, in a minimum aggregate amount of $1,000,000 per Group (or a larger integral multiple of $1,000,000 per Group), any portion of the outstanding Advances by giving prior written notice to the Co-Agents (each, a "Prepayment Notice"): (i) given within the Required Notice Period with respect to each Pool Funded Conduit's Loans so prepaid and (ii) providing for such prepayment to occur on the last day of the CP Tranche Period with respect to Gotham's CP Rate Loans so prepaid; provided that each such prepayment of principal complying with the provisions of this section or otherwise is accompanied by a payment of all accrued and unpaid interest on the amount prepaid, together with all amounts (if any) due under Section 4.3 and any Broken Funding Costs (if any) due because of such prepayment, and is made between the Conduits in such proportions so that after giving effect thereto, the aggregate outstanding principal balance of the Loans outstanding from each Conduit shall be in proportion to such Conduit's Percentage of the aggregate outstanding principal balance of all Advances then outstanding hereunder. The Co-Agent's agree to use their best efforts to accommodate any request by Borrower to prepay any portion of the outstanding Advances in any manner other than as required herein to minimize any Broken Funding Costs associated with such prepayment.

          (b) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the Blue Ridge Group exceeds the Blue Ridge Allocation Limit, or the aggregate principal amount of the Loans outstanding from Blue Ridge exceeds the Blue Ridge Liquidity Banks' Liquidity Commitments pursuant to the Blue Ridge Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the Blue Ridge Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

          (c) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the Gotham Group exceeds the Gotham Allocation Limit, or the aggregate principal amount of the Loans outstanding from Gotham exceeds the Gotham Liquidity Banks' aggregate Liquidity Commitments pursuant to the Gotham Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the Gotham Agent received not later than

1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

          (d) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the PREFCO Group exceeds the PREFCO Allocation Limit, or the aggregate principal amount of the Loans outstanding from PREFCO exceeds the PREFCO Liquidity Banks' aggregate Liquidity Commitments pursuant to the PREFCO Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the PREFCO Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

          (e) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the Starbird Group exceeds the Starbird Allocation Limit, or the aggregate principal amount of the Loans outstanding from Starbird exceeds the Starbird Liquidity Banks' aggregate Liquidity Commitments pursuant to the Starbird Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the Starbird Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

          (f) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the CAFCO Group exceeds the CAFCO Allocation Limit, or the aggregate principal amount of the Loans outstanding from CAFCO exceeds the CAFCO Liquidity Banks' aggregate Liquidity Commitments pursuant to the CAFCO Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the CAFCO Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

          (g) Upon receipt of any wire transfer pursuant to Section 1.5(a), (b),
(c), (d), (e) or (f), the applicable Co-Agent shall wire transfer to each of its Constituent Lenders their respective shares thereof not later than 1:30 p.m. (New York City time) on the date when received. Any prepayment required pursuant to Section 1.5(b), (c), (d), (e) or (f) shall be applied first, to the ratable reduction of the applicable Group's Alternate Base Rate Loans outstanding, second, to the ratable reduction of the applicable Group's LIBOR Loans outstanding, and lastly, to the reduction of the applicable Group's CP Rate Loans selected by Borrower (or the Servicer, on Borrower's behalf).

     Section 1.6 Reductions in Aggregate Commitment. Borrower may permanently reduce the Aggregate Commitment in whole, or ratably among the Groups in part, in a minimum amount of $5,000,000 per Group (or a larger integral multiple of $1,000,000 per Group), upon at least fifteen (15) Business Days' written notice to the Co-Agents (each, a "Commitment Reduction Notice"), which notice shall specify the aggregate amount of any such reduction and each Group's respective Percentage thereof, provided, however, that (a) the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances, and (b) the amount of the Aggregate Commitment may not be reduced below $250,000,000 unless the Aggregate Commitment is terminated in full. All accrued and unpaid fees, including Broken Funding Costs, if any, shall be payable on the effective date of any termination of the Aggregate Commitment. Each Commitment Reduction Notice shall be irrevocable once delivered to the Co-Agents.

     Section 1.7 Distribution of Certain Notices; Notification of Interest Rates. Promptly after receipt thereof, the Blue Ridge Agent will notify the Blue Ridge Group, the Gotham Agent will notify the Gotham Group, the PREFCO Agent will notify the PREFCO Group, the Starbird Agent will notify the Starbird Group and the CAFCO Agent will notify the CAFCO Group of the contents of each Monthly Report, Borrowing Request, Commitment Reduction Notice, Prepayment Notice, or notice of default received by it from Borrower or the Servicer hereunder. In addition, each of the Co-Agents shall promptly notify its Constituent Lenders and Borrower of each determination of and change in Interest Rates and of any decision by the Liquidity Banks in its Group not to extend their Liquidity Termination Date.

                                   ARTICLE II.
              BORROWING AND PAYMENT MECHANICS; CERTAIN COMPUTATIONS

     Section 2.1 Method of Borrowing. Borrower (or the Servicer, on Borrower's behalf) shall give the Co-Agents irrevocable notice in the form of Exhibit II hereto (each, a "Borrowing Request") not later than 12:00 p.m. (New York City time) at least one (1) Business Day before the Borrowing Date of each Advance. On each Borrowing Date, each applicable Lender shall make available its Loan or Loans in immediately available funds to its Co-Agent by wire transfer of such amount received not later than 1:00 p.m. (New York City time). Subject to its receipt of such wire transfers, each Co-Agent will wire transfer the funds so received from its Constituent Lenders to Borrower at the account specified in its Borrowing Request not later than 2:00 p.m. (New York City time) on the applicable Borrowing Date. Unless each of the Co-Agents in its sole discretion shall otherwise agree, not more than one (1) Borrowing Date shall occur in any calendar week.

     Section 2.2 Selection of CP Tranche Periods and Interest Periods.

          (a) Except upon the occurrence and during the continuance of an Amortization Event and subject to Section 2.2(b) and, in the case of LIBOR Loans, Section 2.2(c): (i) Borrower (or the Servicer, on Borrower's behalf) in its Borrowing Request may request CP Tranche Periods from time to time to apply to Gotham's CP Rate Loans; provided, however, that no CP Tranche Period of Gotham may extend beyond the Gotham Group's Liquidity Termination Date, and (ii) Borrower (or the Servicer, on Borrower's behalf) in its Borrowing Request may request Interest Periods from time to time to apply to the LIBOR Loans; provided, however, that (x) at any time while any Liquidity Bank has LIBOR Loans outstanding, at least one Interest Period of such Liquidity Bank shall mature on each Settlement Date and (y) no Interest Period of any Liquidity Bank which began prior to its Liquidity Termination Date shall extend beyond such Liquidity Termination Date.

          (b) While the Gotham Agent will use reasonable efforts to accommodate Borrower's or the Servicer's requests for CP Tranche Periods except during the continuance of an Amortization Event, the Gotham Agent shall have the right to subdivide any requested CP Rate Loan into one or more CP Rate Loans of different CP Tranche Periods, or, if the requested period is not feasible, to suggest an alternative CP Tranche Period. While each of the Co-Agents will use reasonable efforts to accommodate Borrower's or the Servicer's requests for Interest Periods for LIBOR Loans except during the continuance of an Amortization Event, each of the Co-Agents shall have the right to subdivide any requested LIBOR Loan into one or more LIBOR Loans with different Interest Periods, or, if the requested period is not feasible, to suggest an alternative Interest Period. Notwithstanding the foregoing, not less than $1,000,000 of principal may be allocated to any CP Tranche Period of the Conduits or Interest Period of any Liquidity Funding, and no Alternate Base Rate Loan may have a principal amount of less than $1,000,000.

          (c) Borrower (or the Servicer, on Borrower's behalf) may not request an Interest Period for a LIBOR Loan unless it shall have given each of the applicable Co-Agent(s) written notice of its desire therefor not later than 1:00 p.m. (New York City time) at least three (3) Business Days prior to the first day of the desired Interest Period. Accordingly, all Liquidity Fundings shall initially be Alternate Base Rate Loans.

          (d) Unless each of the Co-Agents shall have received written notice by 12:00 p.m. (New York City time) on the Business Day prior to the last day of a CP Tranche Period that Borrower intends to reduce the aggregate principal amount of the CP Rate Loans outstanding, each of the Co-Agents and the Conduits shall be entitled to assume that Borrower desires to refinance the principal and interest of each maturing CP Rate Loan on the last day of its CP Tranche Period with new CP Rate Loans having substantially similar CP Tranche Periods; provided, however, that Borrower shall remain liable to pay in cash any portion of the principal or interest on the maturing CP Rate Loan when due to the extent that the applicable Conduit cannot issue Promissory Notes or avail itself of a Liquidity Funding, in either case, in the precise amount necessary to refinance the maturing CP Rate Loan and the accrued and unpaid interest thereon.

          (e) Unless each of the Co-Agents shall have received written notice by 1:00 p.m. (New York City time) on the third (3rd) Business Day prior to the last day of an Interest Period with respect to a LIBOR Loan that Borrower intends to reduce the aggregate principal amount of LIBOR Loans outstanding from the Liquidity Banks, each of the Blue Ridge Liquidity Banks, the PREFCO Liquidity Banks and the CAFCO Liquidity Banks shall be entitled to assume that Borrower desires to refinance its maturing LIBOR Loans on the last day of such Interest Period with Alternate Base Rate Loans, and each of the Gotham Liquidity Banks and the Starbird Liquidity Banks shall be entitled to assume that Borrower desires to refinance its maturing LIBOR Loans on the last day of such Interest Period with LIBOR Loans for the same Interest Period then ending to the extent of the applicable Liquidity Banks' ability to provide the funding without the customary three (3) Business Days notice or, otherwise, with Alternate Base Rate Loans.

     Section 2.3 Computation of Concentration Limits and Outstanding Balance. The Obligor Concentration Limits and the aggregate Outstanding Balance of Receivables of each Obligor and its Affiliated Obligors (if any) shall be calculated as if each such Obligor and its Affiliated Obligors were one Obligor.

     Section 2.4 Maximum Interest Rate. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law (the "Maximum Rate"). If at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the Maximum Rate which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     Section 2.5 Payments and Computations, Etc.

          (a) Payments. All amounts to be paid or deposited by Borrower or the Servicer (on Borrower's behalf) to any of the Agents or Lenders (other than amounts payable under Section 4.2) shall be paid by wire transfer of immediately available funds received not later than 1:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the applicable Co-Agent at its address specified in Schedule 14.2, and, to the extent such payment is for the account of any Lender, the applicable Co-Agent shall promptly disburse such funds to the appropriate Lender(s) in its Group.

          (b) Late Payments. To the extent permitted by law, upon demand, Borrower or the Servicer (on Borrower's behalf), as applicable, shall pay to the applicable Co-Agent for the account of each Person in its Group to whom payment of any Obligation is due, interest on all amounts not paid or deposited by 1:00 p.m. (New York City time) on the date when due (without taking into account any applicable grace period) at the Default Rate.

          (c) Method of Computation. All computations of interest at the Alternate Base Rate or the Default Rate shall be made on the basis of a year of 365 (or, when appropriate, 366) days for the actual number of days (including the first day but excluding the last day) elapsed. All other computations of interest, and all computations of Servicer's Fee, any per annum fees payable under Section 4.1 and any other per annum fees payable by Borrower to the Lenders, the Servicer or any of the Agents under the Loan Documents shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

          (d) Avoidance or Rescission of Payments. To the maximum extent permitted by applicable law, no payment of any Obligation shall be considered to have been paid if at any time such payment is rescinded or must be returned for any reason.

     Section 2.6 Non-Receipt of Funds by the Co-Agents. Unless a Lender notifies its Co-Agent prior to the date and time on which it is scheduled to fund a Loan that it does not intend to fund such Loan, such Co-Agent may assume that such funding will be made and may, but shall not be obligated to, make the amount of such Loan available to the intended recipient in reliance upon such assumption. If such Lender has not in fact funded its Loan proceeds to the applicable Co-Agent, the recipient of such payment shall, on demand by such Co-Agent, repay to such Co-

Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by such Co-Agent until the date such Co-Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day.

                                  ARTICLE III.
                                   SETTLEMENTS

     Section 3.1 Monthly Reporting. Not later than the Monthly Reporting Date in each calendar month hereafter, the Servicer shall deliver to each of the Co-Agents, a Monthly Report accompanied by an electronic file in a form reasonably satisfactory to each of the Co-Agents; provided, however, that if an Unmatured Amortization Event or an Amortization Event shall exist and be continuing, each of the Co-Agents may request that a computation of the Borrowing Base also be made on a date that is not a Monthly Reporting Date and, so long as such request is not made on or within 5 Business Days prior to the last day of any calendar month, the Servicer agrees to provide such computation within 5 Business Days after such request. At or before 1:00 p.m. (New York City time) on the Business Day before each Settlement Date, each of the Co-Agents shall notify Borrower and the Servicer of (i) the aggregate principal balance of all Loans that are then outstanding from its Constituents, and (ii) the aggregate amount of all principal, interest and fees that will be due and payable by Borrower to such Co-Agent for the account of such Co-Agent or its Constituents on such Settlement Date.

     Section 3.2 Turnover of Collections. Without limiting any Agent's or Lender's recourse to Borrower for payment of any and all Obligations:

          (a) If any Monthly Report reveals that a mandatory prepayment is required under Section 1.5(b), (c), (d), (e) or (f), not later than the 1:00 p.m. (New York City time) on the next succeeding Settlement Date, the Servicer shall turn over to each applicable Co-Agent, for distribution to its Constituents, a portion of the Collections equal to the amount of such required mandatory prepayment;

          (b) If, on any Settlement Date, any Loans are to be voluntarily prepaid in accordance with Section 1.5(a), or if the aggregate principal amount of the Advances outstanding is to be reduced, the Servicer shall turn over to each of the Co-Agents, for distribution to its Constituents, a portion of the Collections equal to the Groups' respective Percentages of the aggregate amount of such voluntary prepayment or reduction and any other amounts required to be paid in connection with such voluntary prepayment or reduction; and

          (c) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date, (ii) on each Business Day from and after the occurrence of an Amortization Event and during the continuation thereof, and (iii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise) and, in the case of principal, has not been reborrowed pursuant to Section 1.1, the Servicer shall turn over to each of the Co-Agents, for distribution to their respective Constituents, the Groups' respective Percentages of a portion of the Collections equal to the aggregate amount of all other Obligations that are due and owing on such date. If the Collections and proceeds of new Loans are insufficient to make all payments required under clauses (a), (b) and (c) and to pay the Servicer's

Fees and, if applicable, all expenses due and owing to any replacement Servicer under Section 8.1(d) (all of the foregoing, collectively, the "Required Amounts") and Borrower has made any Demand Advances, Borrower shall make demand upon IPFS for payment of the Demand Advances in an amount equal to the lesser of the Required Amounts or the aggregate outstanding principal balance of such Demand Advances (plus any accrued and unpaid interest thereon) and, upon receipt of any such amounts, Borrower shall pay them to each of the Co-Agents, ratably in accordance with their respective Groups' Percentages, for distribution in accordance with this Section 3.2.

          (d) If the aggregate amount of Collections and payments on Demand Advances received by the Co-Agents on any Settlement Date are insufficient to pay all Required Amounts, the aggregate amount received shall be applied to the items specified in the subclauses below, in the order of priority of such subclauses:

               (i) to any accrued and unpaid interest on the Loans that is then due and owing, including any previously accrued interest which was not paid on its applicable due date;

               (ii) if the Servicer is not Borrower or an Affiliate thereof, to any accrued and unpaid Servicer's Fee that is then due and owing to such Servicer, together with any invoiced expenses of the Servicer due and owing pursuant to Section 8.1(d);

               (iii) to the Facility Fee and the Usage Fee accrued during such Settlement Period, plus any previously accrued Facility Fee and Usage Fee not paid on a prior Settlement Date;

               (iv) to the payment of the principal of any Loans that are then due and owing;

               (v) to other Obligations that are then due and owing; and

               (vi) if the Servicer is Borrower, IPFS or one of their respective Affiliates, to the accrued and unpaid Servicer's Fee and Supplemental Servicer's Fee that are then due and owing to such Servicer.

          (e) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date and (ii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise), the Servicer shall turn over to each of the Co-Agents, for distribution to the Lenders, a portion of the Collections equal to the aggregate amount of all Obligations that are due and owing on such date.

     Section 3.3 Non-Distribution of Servicer's Fee. Each of the Agents and the other Secured Parties hereby consents to the retention by the Servicer of a portion of the Collections equal to the Servicer's Fee so long as the Collections received by the Servicer are sufficient to pay all amounts pursuant to Section 3.2(d) of a higher priority as specified in such Section.

     Section 3.4 Deemed Collections. If as of the last day of any Settlement
Period:

          (a) the outstanding aggregate balance of the Net Pool Balance as reflected in the preceding Monthly Report (net of any positive adjustments) has been reduced for any of the following reasons:

               (i) as a result of any rejected services, any cash discount or any other adjustment by the Originator or any Affiliate thereof (regardless of whether the same is treated by the Originator or such Affiliate as a write-off), or as a result of any surcharge or other governmental or regulatory action, or

               (ii) as a result of any setoff or breach of the underlying agreement in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

               (iii) on account of the obligation of the Originator or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

               (iv) the Outstanding Balance of any Receivable is less than the amount included in calculating the Net Pool Balance for purposes of any Monthly Report (for any reason other than such Receivable becoming a Defaulted Receivable), or

          (b) any of the representations or warranties of Borrower set forth in
Section 6.1(i), (j), (l), (q)(ii), (r), (s) or (t) was not true when made with respect to any Receivable, or any of the representations or warranties of Borrower set forth in Section 6.1(i) or (j) is no longer true with respect to any Receivable, then, in such event, Borrower shall be deemed to have received a Collection in an amount equal to (A) the amount of such reduction, cancellation or overstatement, in the case of the preceding clauses (a)(i), (a)(ii), (a)(iii) and (a)(iv), and (B) in the full amount of the Outstanding Balance of such Receivable in the case of the preceding clause (b).

                                  ARTICLE IV.
                           FEES AND YIELD PROTECTION

     Section 4.1 Fees. IPFS or Borrower, as applicable, shall pay to each of the Agents and the Lenders certain fees from time to time in amounts and payable on such dates as are set forth in the Fee Letters.

     Section 4.2 Yield Protection.

          (a) If any Regulatory Change occurring after the date hereof:

               (i) shall subject an Affected Party to any Tax (other than Excluded Taxes), duty or other charge with respect to its Obligations or, as applicable, its Commitment or its Liquidity Commitment, or shall change the basis of taxation of payments to the Affected Party of any Obligations, owed to or funded in whole or in part by it or any other amounts due under this Agreement in respect of its Obligations or, as applicable, its Commitment or its Liquidity Commitment; or

               (ii) shall impose, modify or deem applicable any reserve that was not included in the computation of the applicable Interest Rate, or any special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

               (iii) shall affect the amount of capital required or expected to be maintained by any Affected Party; or

               (iv) shall impose any other condition affecting any Obligation owned or funded in whole or in part by any Affected Party, or its rights or obligations, if any, to make Loans or Liquidity Fundings; or

               (v) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be:

               (x) to increase the cost to or to impose a cost on (I) an Affected Party funding or making or maintaining (or providing or agreeing to provide funding for) any Loan, any Liquidity Funding, or any commitment of such Affected Party with respect to any of the foregoing, or (II) any of the Agents for continuing its or Borrower's relationship with any Affected Party, in each case, in an amount deemed to be material by such Affected Party,

               (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under the Liquidity Agreement, or

               (z) to reduce the rate of return on such Affected Party's capital as a consequence of its Commitment, its Liquidity Commitment or the Loans made by it to a level below that which such Affected Party could have achieved but for the occurrence of such circumstances, then, within thirty days after demand by such Affected Party (which demand shall be made not more than 45 days after the date on which the Affected Party becomes aware of such Regulatory Change and shall be accompanied by a certificate setting forth, in reasonable detail, the basis of such demand and the methodology for calculating, and the calculation of the amounts claimed by the Affected Party), Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such actual additional cost, actual increased cost or actual reduction.

          (b) Each Affected Party will promptly notify Borrower, the Administrative Agent and the applicable Co-Agent of any event of which it has knowledge (including any future event that, in the judgment of such Affected Party, is reasonably certain to occur) which will entitle such Affected Party to compensation pursuant to this Section 4.2; provided, however, no failure to give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation unless such notification is given more than 45 days after the Affected Party becomes aware of such Regulatory Change.

          (c) In determining any amount provided for or referred to in this
Section 4.2, an Affected Party may use any reasonable averaging and attribution methods (consistent with its ordinary business practices) that it (in its reasonable discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.2 shall submit to Borrower the above-referenced certificate as to such actual increased cost or actual reduced return (including calculation thereof in reasonable detail), which shall, in the absence of manifest error, be conclusive and binding upon Borrower.

          (d) Each of the Lenders agrees, and to require each Affected Party to agree that, with reasonable promptness after an officer of such Lender or such Affected Party responsible for administering the Transaction Documents becomes aware that it has become an Affected Party under this Section 4.2, is entitled to receive payments under this Section 4.2, or is or has become subject to U.S. withholding Taxes payable by any Loan Party in respect of its investment hereunder, it will, to the extent not inconsistent with any internal policy of such Person or any applicable legal, rating agency or regulatory restriction or directive: (i) use all reasonable efforts to make, fund or maintain its commitment or investment hereunder through another branch or office of such Affected Party, or (ii) take such other reasonable measures, if, as a result thereof, the circumstances which would cause such Person to be an Affected Party under this Section 4.2 would cease to exist, or the additional amounts which would otherwise be required to be paid to such Person pursuant to this Section
4.2 would be reduced, or such withholding Taxes would be reduced, and if the making, funding or maintaining of such commitment or investment through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such commitment or investment or the interests of such Person; provided that such Person will not be obligated to utilize such other lending office pursuant to this Section 4.2 unless Borrower agrees to pay all incremental expenses incurred by such Person as a result of utilizing such other office as described in clause (i) above.

          (e) If any Liquidity Bank (other than a Co-Agent) makes a claim for compensation under this Section 4.2, Borrower may propose an Eligible Assignee to the applicable Co-Agent who is willing to accept an assignment of such Liquidity Bank's Commitment, Liquidity Commitment and outstanding Loans, together with each of its other rights and obligations under the Transaction Documents; provided that any expenses or other amounts which would be owing to such Liquidity Bank pursuant to any indemnification provision hereof (including, if applicable, Section 4.3) shall be payable by Borrower as if Borrower had prepaid the Loans of the assigning Lenders rather than such assigning Lenders having assigned their respective interests hereunder. If such proposed Eligible Assignee is acceptable to the applicable Co-Agent (who shall not unreasonably withhold or delay its approval and shall be deemed to be acting per se reasonably when following the instructions of any rating agency then rating its respective Conduit's commercial paper or, as applicable, medium term note program), the claiming Liquidity Bank will be obligated to assign all of its rights and obligations to such proposed Eligible Assignee within ten (10) Business Days after such Co-Agent gives its consent to such proposed Eligible Assignee.

     Section 4.3 Funding Losses. In the event that any Lender shall actually incur any actual loss or expense (including, without limitation, any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired to make any Loan or Liquidity Funding) as a result of (a) Borrower's failure to borrow any LIBOR Loan on the date specified in any Borrowing Request or repayment of any LIBOR Loan on a date other than the last day of the applicable interest period, or (b) any event or condition specified in the definition of "Broken Funding Costs," then, upon written notice from the applicable Co-Agent to the Administrative Agent, Borrower and the Servicer, Borrower shall pay to the Servicer, and the Servicer shall pay to the applicable Co-Agent for the account of such Lender or Funding Source upon demand, the amount of such actual loss or expense (which shall include without limitation all Broken Funding Costs). Such written notice (which shall include the methodology for calculating, and the calculation of, the amount of such actual loss or expense, in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon Borrower and the Servicer.

                                   ARTICLE V.
                             CONDITIONS OF ADVANCES

     Section 5.1 Conditions Precedent to Initial Advance. The initial Advance under this Agreement is subject to the conditions precedent that (a) the Administrative Agent shall have received on or before the date of such Advance [***] those documents listed on Schedule B to this Agreement, (b) the Rating Agency Condition, if required by any Conduit's program documents, shall have been satisfied as to each applicable Conduit, and (c) the Agents shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letters.

     Section 5.2 Conditions Precedent to All Advances. Each Advance and each rollover or continuation of any Advance shall be subject to the further conditions precedent that (a) the Servicer shall have delivered to the Agents on or prior to the date thereof, in form and substance satisfactory to the Agents, all Monthly Reports as and when due under Section 8.5; (b) the Facility Termination Date shall not have occurred; (c) the Agents shall have received such other approvals, opinions or documents as any Agent may reasonably request; and (d) on the date thereof, the following statements shall be true (and acceptance of the proceeds of such Advance shall be deemed a representation and warranty by Borrower that such statements are then true):

               (i) the representations and warranties set forth in Section 6.1 are true and correct on and as of the date of such Advance (or such Settlement Date, as the case may be) as though made on and as of such date;

               (ii) no event has occurred and is continuing, or would result from such Advance (or the continuation thereof), that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Advance (or the continuation thereof), that would constitute an Unmatured Amortization Event; and

               (iii) after giving effect to such Advance (or the continuation thereof), the Aggregate Principal will not exceed the Aggregate Commitment.

                                   ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES

     Section 6.1 Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants to the Agents and the Lenders, as to itself, as of the date hereof, as of the date of each Advance and as of each Settlement Date that:

          (a) Existence and Power. Such Loan Party's jurisdiction of organization is correctly set forth in the preamble to this Agreement. Such Loan Party is duly organized under the laws of that jurisdiction and no other state or jurisdiction. Such Loan Party is validly existing and in good standing under the laws of its state of organization. Such Loan Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

          (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Borrower, Borrower's use of the proceeds of Advances made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Loan Party is a party has been duly executed and delivered by such Loan Party.

          (c) No Conflict. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder (i) do not contravene or violate (A) its certificate or articles of incorporation or by-laws, (B) any law, rule or regulation applicable to it, (C) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (ii) do not result in the creation or imposition of any Adverse Claim on assets of such Loan Party or its Subsidiaries (except as created hereunder) except, in the case of clauses
(i)(B), (i)(C) and (i)(D) above, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Loan Party of this Agreement or any other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Loan Party's knowledge, threatened, against or affecting such Loan Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Loan Party is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect.

          (f) Binding Effect. This Agreement and each other Transaction Document to which such Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g) Accuracy of Information.

          (i) Monthly Reports and Borrowing Base Recomputations. Each Monthly Report delivered pursuant to Sections 3.1 and 8.5, and each recomputation (if any) of the Borrowing Base delivered pursuant to Section 3.1, was true and accurate in every material respect on the date specified in such report or recomputation.

          (ii) Pre-Closing Collateral Information. All information regarding the Collateral or any Loan Party furnished by any Loan Party or any of its Affiliates to any of the Agents or Lenders prior to the date of this Agreement was true and accurate in every material respect on the date such information was so furnished except as otherwise disclosed to the Agents and the Lenders prior to the date hereof and, when taken as a whole together with such subsequent disclosures, did not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (iii) Ongoing Collateral Information. All other information regarding the Collateral not covered by clauses (i) and (ii) above which is hereafter furnished by any Loan Party to any of the Agents or Lenders will be true and accurate in every material respect on the date such information is so furnished and, when taken as a whole, will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date when so furnished.

          (iv) Other Information. All other information regarding any Loan Party, its business, operations, financial condition or prospects furnished by any Loan Party to any of the Agents or Lenders in connection with the Transaction Documents after the date of this Agreement that is not covered by clauses (i), (ii) or (iii) above, will be true and accurate in every material respect on the date such information is so furnished and, when taken as a whole together with any subsequent updates to such information, will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date when furnished or updated.

          (h) Use of Proceeds. No proceeds of any Advance hereunder will be used
(x) to purchase or carry any margin stock as defined in Regulation U promulgated by the Board of

Governors of the Federal Reserve System or to advance or provide funds to others for such purpose or (y)(i) for a purpose that violates: (A) Section 7.2(e) of this Agreement or (B) Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (i) Good Title. Borrower is the legal and beneficial owner of the Receivables and Related Security with respect thereto or, to the extent the transactions contemplated [***] are characterized, against the parties express intentions, as other than true sales, possesses a valid and perfected security interest therein, in each case, together with the filing of the financing statements contemplated hereunder, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's ownership interest in each Receivable, its Collections and the Related Security.

          (j) Perfection. This Agreement, together with the filings of the financing statements contemplated hereunder, is effective to create a valid and perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties in the Collateral to secure payment of the Obligations, free and clear of any Adverse Claim except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent's (on behalf of the Secured Parties) security interest in the Collateral.

          (k) Places of Business and Locations of Records. The principal places of business and chief executive office of such Loan Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Administrative Agent has been notified in accordance with Section 7.2(a) in jurisdictions where all action required by
Section 14.4(a) has been taken and completed. Borrower's Federal Employer Identification Number is correctly set forth on Exhibit III.

          (l) Collections. The conditions and requirements set forth in Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names, addresses and jurisdictions of organization of all Collection Banks, together with the account numbers of the Collection Accounts of Borrower at each Collection Bank and the post office box number of each Lock Box, are listed on
Exhibit IV, which Exhibit may be updated from time to time by the Borrower by written notice to the Agents to reflect the closure of certain (but not all) Lockboxes and Collection Accounts and the addition of new Lockboxes and Collections Accounts which are subject to Collection Account Agreements. Borrower has not granted any Person, other than the Administrative Agent as contemplated by this Agreement, dominion and control of any Lock Box or Collection Account, or the right to take dominion and control of any such Lock Box or Collection Account at a future time or upon the occurrence of a future event. Neither Borrower nor initial Servicer has authorized the deposit into any Collection Account of any cash, check or other item except proceeds of the Collateral.

          (m) Material Adverse Effect. (i) The initial Servicer represents and warrants that since December 31, 2003 and, for any date this representation and warranty is made or deemed made after delivery of annual audited financial statements pursuant to Section 7.1 hereof, the date of the most recently delivered annual audited financial statements thereunder, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries, when taken as a whole, or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) Borrower represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on
(A) the financial condition or operations of Borrower, (B) the ability of Borrower to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

          (n) Names. The name in which Borrower has executed this Agreement is identical to the name of Borrower as indicated on the public record of its state of organization which shows Borrower to have been organized. Since its creation, Borrower has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

          (o) Ownership of Borrower. International Paper owns, directly or indirectly, 100% of the issued and outstanding capital stock of Borrower, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Borrower.

          (p) Not a Holding Company or an Investment Company. Such Loan Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Loan Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

          (q) Compliance with Law. (i) Such Loan Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.
(ii) Each Receivable, together with any Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), except where such contravention could not reasonably be expected to have a Material Adverse Effect.

          (r) Compliance with Credit and Collection Policy. Such Loan Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which the Administrative Agent has been notified in accordance with Section 7.1(a)(vii).

          (s) Payments to IPFS. With respect to each Receivable transferred to Borrower under the [***], Borrower has given reasonably equivalent value to IPFS in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by IPFS of any Receivable under the [***] is or may be voidable under any section of the Bankruptcy
Reform Act of 1978 (11 U.S.C. 'SS''SS' 101 et seq.), as amended.

          (t) Eligible Receivables. Each Receivable included in the Net Pool Balance as an Eligible Receivable on the date of any Monthly Report was an Eligible Receivable on such date.

          (u) Aggregate Commitment. Immediately after giving effect to each Advance and each settlement on any Settlement Date hereunder, the Aggregate Principal is less than or equal to the Aggregate Commitment.

          (v) Accounting. The manner in which such Loan Party accounts for the transactions contemplated by this Agreement [***] does not jeopardize the true sale analysis.

     Section 6.2 Liquidity Bank Representations and Warranties. Each Liquidity Bank hereby represents and warrants to the Agents, the Conduits and the Loan Parties that:

          (a) Existence and Power. Such Liquidity Bank is a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all organizational power to perform its obligations hereunder and under the Liquidity Agreement.

          (b) No Conflict. The execution and delivery by such Liquidity Bank of this Agreement and the Liquidity Agreement and the performance of its obligations hereunder and thereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate
(i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement and the Liquidity Agreement have been duly authorized, executed and delivered by such Liquidity Bank.

          (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Liquidity Bank of this Agreement or the Liquidity Agreement and the performance of its obligations hereunder or thereunder.

          (d) Binding Effect. Each of this Agreement and the Liquidity Agreement constitutes the legal, valid and binding obligation of such Liquidity Bank enforceable against such Liquidity Bank in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                  ARTICLE VII.
                                    COVENANTS

     Section 7.1 Affirmative Covenants of the Loan Parties. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, as set forth below:

          (a) Financial Reporting. Such Loan Party will maintain, for itself and each of its domestic Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Co-Agents or, in the case of clauses (i) and (ii) below, make publicly available at no cost to Co-Agents on EDGAR:

               (i) Annual Reporting. Within 100 days after the close of each of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for International Paper and Borrower for such fiscal year certified in a manner acceptable to the Administrative Agent by independent public accountants of recognized national standing.

               (ii) Quarterly Reporting. Within 55 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of International Paper and Borrower as at the close of each such period and statements of income and retained earnings and a statement of cash flows for each such Person for the period from the beginning of such fiscal year to the end of such quarter, all certified by a senior financial officer of such Person.

               (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by Borrower's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements (other than registration statements filed on Form S-8 and pricing supplements) and reports on form 8-K or successor forms which International Paper or any of its Affiliates files with the Securities and Exchange Commission.

               (v) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other material communication under or in connection with any Transaction Document from any Person other than one of the Agents or Lenders, copies of the same.

               (vi) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Administrative Agent's consent thereto.

               (vii) Other Information. Promptly, from time to time, (A) such other information, documents, records or data relating to the Receivables or (B) such other information, documents, records or data relating to the condition or operations, financial or otherwise, of such Loan Party each as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Agents and the Lenders under or as contemplated by this Agreement.

          (b) Notices. Such Loan Party will notify the Administrative Agent in writing of any of the following as soon as possible upon learning of the occurrence thereof with respect to such Loan Party, describing the same and, if applicable, the steps being taken with respect thereto:

               (i) Amortization Events or Unmatured Amortization Events. The occurrence of each Amortization Event and each Unmatured Amortization Event, by a statement of an Authorized Officer of such Loan Party.

               (ii) Judgments and Proceedings. (A) (1) The entry of any judgment or decree against Performance Guarantor, the Servicer or any of their respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Performance Guarantor, the Servicer and their respective Subsidiaries exceeds $200,000,000 after deducting (a) the amount with respect to which Performance Guarantor, the Servicer or any such Subsidiary, as the case may be, is insured and the insurer has not denied coverage, and (b) the amount for which Performance Guarantor, the Servicer or any such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Administrative Agent, and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against Performance Guarantor or the Servicer which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Borrower.

               (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

               (iv) Termination Date. The occurrence of the "Termination Date" under and as defined [***].

               (v) Defaults Under Other Agreements. (A) The occurrence of a material default or an amortization event under any other financing arrangement pursuant to which IPFS is a debtor or an obligor; (B) the occurrence of a default or an amortization event under any other financing arrangement pursuant to which the Borrower is a debtor or an obligor and such financing arrangement is in excess of $12,299; or (C) the occurrence of a default or an amortization event under any other financing arrangements pursuant to which Performance Guarantor is a debtor or an obligor and such financing arrangement is in excess of $200,000,000.

               (vi) Downgrade of Performance Guarantor. Any downgrade in the rating of any Indebtedness of Performance Guarantor by S&P or Moody's, setting forth the Indebtedness affected and the nature of such change.

          (c) Compliance with Laws and Preservation of Corporate Existence. Such Loan Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Loan Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

          (d) Audits. Such Loan Party (other than Performance Guarantor) will, from time to time during regular business hours as requested by the Administrative Agent upon reasonable notice (except as provided below) and at the sole cost of such Loan Party, permit the Administrative Agent, or its agents or representatives (and shall cause each Transferor to permit the Co-Agents or their agents or representatives), and use its best efforts to obtain permission from [***] for the Co-Agents or their agents or representatives: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person or [***] relating to the Collateral, including, without limitation, the related Contracts other than those Contracts that are subject to confidentiality agreements for which the Loan Parties have been unable, after diligent efforts, to obtain consent to disclosure, and (ii) to visit the offices and properties of such Person and [***], for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Collateral or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts or [***] performance under the [***] and, in each case, with any of the officers or employees of any Loan Party or [***], as the case may be, having knowledge of such matters (each of the foregoing examinations and visits, a "Review"); provided, however, that, so long as no Amortization Event or [***] has occurred and is continuing, (A) the Loan Parties shall only be responsible for the costs and expenses of one (1) Review in any one calendar year, and (B) the Administrative Agent will not request more than two (2) Reviews in any one calendar year.

          (e) Keeping and Marking of Records and Books.

               (i) The Servicer will (and will cause each Transferor to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will (and will cause each Transferor to) give the Administrative Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (ii) IPFS and Borrower will (and will cause each Transferor to):
(A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Loans with a legend, acceptable to the Administrative Agent, describing the Administrative Agent's security interest in the Collateral and (B) upon the request of the Administrative Agent following the occurrence and continuation of an Amortization Event: (x) mark each Contract constituting an instrument, chattel paper or a certificated security (each, as defined in the UCC) with a legend describing the Administrative Agent's security interest and (y) deliver to the Administrative Agent all Contracts (including, without limitation, all multiple originals of any such Contract constituting an instrument, a certificated security or chattel paper) relating to the Receivables.

          (f) Compliance with Contracts and Credit and Collection Policy. IPFS and Borrower will (and will require each Transferor to) timely and fully (i) perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

          (g) Performance and Enforcement [***]. Borrower will, and will require each Transferor to, perform each of their respective obligations and undertakings [***], will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Borrower [***]. Borrower will take all actions necessary to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent and the Lenders as assignees of Borrower) [***] as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained [***].

          (h) Ownership. Borrower will (or will require each Transferor to) take all necessary action to (i) vest legal and equitable title to the Collateral acquired by Borrower under the [***] irrevocably in Borrower, free and clear of any Adverse Claims (other than Adverse Claims in favor of the Administrative Agent, for the benefit of the Secured Parties) including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's interest in such Collateral and such other necessary action to perfect, protect or more fully evidence the interest of Borrower therein as the Administrative Agent may reasonably request, and (ii) establish and maintain, in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in all Collateral, free and clear of any Adverse Claims, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent's (for the benefit of the Secured Parties) security interest in the Collateral and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent for the benefit of the Secured Parties as the Administrative Agent may reasonably request.

          (i) Reliance. Borrower acknowledges that the Agents and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon Borrower's identity as a legal entity that is separate from each Transferor. Therefore, from and after the date of execution and delivery of this Agreement, Borrower shall take all necessary and reasonable steps, including, without limitation, all steps that any Agent may from time to time reasonably request, to maintain Borrower's identity as a separate legal entity and to make it manifest to third parties that Borrower is an entity with assets and liabilities distinct from those of each of the Transferors and any Affiliates thereof (other than Borrower) and not just a division of any of the Transferors or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Borrower will:

               (i) conduct its own business in its own name and require that all full-time employees of Borrower, if any, identify themselves as such and not as employees of any Transferor (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Borrower's employees);

               (ii) compensate all consultants, independent contractors and agents directly, from Borrower's own funds, for services provided to Borrower by such consultants, independent contractors and agents and, to the extent any employee, consultant or agent of Borrower is also an employee, consultant or agent of any Transferor or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Borrower and such Transferor or such Affiliate, as applicable, on a basis that reflects the services rendered to Borrower and such Transferor or such Affiliate, as applicable;

               (iii) clearly identify its offices (by signage or otherwise) as its offices and, to the extent that Borrower and any of its affiliates occupy any premises in the same location, allocate fairly, appropriately and nonarbitrarily any rent and overhead expenses among and between such entities with the result that each entity bears its fair share of all such rent and expenses;

               (iv) (A) have a separate telephone number, which will be answered only in its name and (B) separate stationery in its own name;

               (v) conduct all transactions with each Transferor and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Borrower and such Transferor on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

               (vi) at all times have a Board of Directors consisting of three members, at least one member of which is an Independent Director;

               (vii) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the

     Independent Director, (B) the dissolution or liquidation of Borrower or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Borrower, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

               (viii) maintain Borrower's books and records separate from those of each Transferor and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any Transferor or any Affiliate thereof;

               (ix) prepare its financial statements separately from those of each Transferor and insure that any consolidated financial statements of any Transferor or any Affiliate thereof that include Borrower and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Borrower is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Borrower;

               (x) except as herein specifically otherwise provided, maintain the funds or other assets of Borrower separate from, and not commingled with, those of any Transferor or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Borrower alone is the account party, into which Borrower alone makes deposits and from which Borrower alone (or the Administrative Agent hereunder) has the power to make withdrawals;

               (xi) pay all of Borrower's operating expenses from Borrower's own assets (except for certain payments by any Transferor or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

               (xii) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement [***]; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated [***], to make payment to the applicable Transferor thereunder for the purchase of Receivables from such Transferor
     [***], and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

               (xiii) maintain its corporate charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;

               (xiv) maintain the effectiveness [***] and use its best efforts to maintain the effectiveness of the Performance Undertaking, and continue to perform under [***] the Performance Undertaking, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify [***] the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under [***] the Performance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Administrative Agent;

               (xv) maintain its corporate separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

               (xvi) maintain at all times the Required Capital Amount (as defined in the [***]) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

               (xvii) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Dewey Ballantine LLP as counsel for Borrower, in connection with the closing or initial Advance under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

          (j) Collections. IPFS and Borrower will cause (1) all proceeds from all Lock Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to the Collateral are remitted directly to Borrower or any Affiliate of Borrower, Borrower will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Administrative Agent and the Lenders. Borrower will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock Box and Collection Account and shall not grant the right to take dominion and control of any Lock Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Administrative Agent as contemplated by this Agreement.

          (k) Taxes. Such Loan Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Borrower will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Agent or any Lender.

          (l) Payment to IPFS. With respect to any Receivable purchased by Borrower from IPFS, such sale shall be effected under, and in strict compliance with the terms of (including any grace periods contained therein), the [***], including, without limitation, the terms relating to the amount and timing of payments to be made to IPFS in respect of the purchase price for such Receivable.

     Section 7.2 Negative Covenants of the Loan Parties. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, that:

          (a) Name Change, Offices and Records. Borrower and Servicer will not, and will not consent to any request by the Originator to, change its name, identity or structure (within the meaning of any applicable enactment of the UCC), change its state of incorporation, or change any office where Records are kept unless it shall have: (i) given the Administrative Agent at least thirty
(30) days' prior written notice thereof and (ii) delivered to the Administrative Agent all financing statements, instruments and other documents reasonably and promptly requested by the Administrative Agent in connection with such change or relocation.

          (b) Change in Payment Instructions to Obligors. Except as may be required by the Administrative Agent pursuant to Section 8.2(b), Borrower and the Servicer will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock Box or Collection Account, unless the Administrative Agent shall have received, at least ten (10) days before the proposed effective date therefor,
(i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock Box; provided, however, that the Servicer may make changes in instructions to Obligors without any prior notice regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

          (c) Modifications to Contracts and Credit and Collection Policy. Such Loan Party will not, and will not permit any Transferor to, make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit any Transferor to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

          (d) Sales, Liens. Except as otherwise contemplated by the Transaction Documents, Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any of the Collateral, or assign any right to receive income with respect thereto (other than, in each case, the creation of a security interest therein in favor of the Administrative Agent as provided for herein), and Borrower will defend the right, title and interest of the Secured Parties in, to and under any of the foregoing property, against all claims of third parties claiming through or under Borrower or any Transferor. Borrower will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory.

          (e) Use of Proceeds. Borrower will not use the proceeds of the Advances for any purpose other than (i) paying for Receivables and Related Security under and in accordance with the [***], including without limitation, making payments on the Subordinated Note to the extent permitted thereunder and under the [***], (ii) making Demand Advances to IPFS or other Affiliates at any time prior to the Facility Termination Date while it is acting as Servicer and no Amortization Event or Unmatured Amortization Event exists and is continuing, (iii) paying its ordinary and necessary operating expenses when and as due, and (iv) making Restricted Junior Payments to the extent permitted under this Agreement.

          (f) Termination Date Determination. Borrower will not designate the Termination Date (as defined [***]), or send any written notice to IPFS in respect thereof, without the prior written consent of the Co-Agents, except with respect to the occurrence of such Termination Date arising [***].

          (g) Restricted Junior Payments. Borrower will not make any Restricted Junior Payment if after giving effect thereto, Borrower's Net Worth (as defined in the [***]) would be less than the Required Capital Amount (as defined in the [***]).

          (h) Borrower Indebtedness. Borrower will not incur or permit to exist any Indebtedness or liability on account of deposits except: (i) the Obligations, (ii) the Subordinated Loans, and (iii) other current accounts payable arising in the ordinary course of business and not overdue.

          (i) Prohibition on Additional Negative Pledges. No Loan Party will enter into or assume any agreement (other than this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Adverse Claim upon the Collateral except as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents, and no Loan Party will enter into or assume any agreement creating any Adverse Claim upon the Subordinated Notes.

                                 ARTICLE VIII.
                          ADMINISTRATION AND COLLECTION

     Section 8.1 Designation of Servicer.

          (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this Section 8.1. IPFS is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Administrative Agent shall upon the direction of the Majority Co-Agents at any time following the occurrence and


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

continuation of an Amortization Event designate as Servicer any Person to succeed IPFS or any successor Servicer provided that the Rating Agency Condition is satisfied.

          (b) IPFS may delegate to the Originator, as sub-servicer of the Servicer, certain of its duties and responsibilities as Servicer hereunder in respect of the Receivables. Without the prior written consent of the Agents, IPFS shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Borrower, (ii) the Originator, (iii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices, and (iv) solely to the extent and on the conditions provided in Section 8.1(d), [***]. None of [***], Borrower nor the Originator shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by IPFS. If at any time the Administrative Agent shall designate as Servicer any Person other than IPFS, all duties and responsibilities theretofore delegated by IPFS to [***], Borrower or the Originator may, at the discretion of the Administrative Agent, be terminated forthwith on notice given by the Administrative Agent to IPFS and to [***], Borrower and the Originator.

          (c) Notwithstanding the foregoing subsection (b): (i) IPFS shall be and remain primarily liable to the Agents and the Lenders for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agents and the Lenders shall be entitled to deal exclusively with IPFS in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agents and the Lenders shall not be required to give notice, demand or other communication to any Person other than IPFS in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. IPFS, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

          (d) IPFS may delegate its cash application, collection and posting responsibilities with respect to Collections [***]

          [***]

          (ii) [***]

          [***]

     Section 8.2 Duties of Servicer.

          (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

          (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Administrative Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Administrative Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Administrative Agent and, at all times thereafter, Borrower and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

          (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Borrower and the Lenders their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Administrative Agent, segregate, in a manner acceptable to the Administrative Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Borrower prior to the remittance thereof in accordance with Article
II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Administrative Agent such allocable share of Collections of Receivables set aside for the Lenders on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

          (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Administrative Agent or the Lenders under this Agreement. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Amortization Event the Administrative Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

          (e) The Servicer shall hold in trust for Borrower and the Lenders all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable after the occurrence and during the continuance of an Amortization Event and upon demand of the Administrative Agent, deliver or make available to the Administrative Agent all such Records, at a place selected by the Administrative Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Borrower any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Lender, furnish to the Lenders (promptly after any such request) a calculation of the amounts set aside for the Lenders pursuant to Article II.

          (f) Any payment by an Obligor in respect of any indebtedness owed by it to any Transferor or Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

     Section 8.3 Collection Notices. The Administrative Agent is authorized at any time after the occurrence and continuation of an Amortization Event to date and to deliver to the Collection Banks the Collection Notices. Borrower hereby transfers, to the fullest extent permitted by applicable law, to the Administrative Agent for the benefit of the Lenders, effective when the Administrative Agent delivers such notice, the exclusive ownership and control of each Lock Box and the Collection Accounts. In case any authorized signatory of Borrower whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Borrower hereby irrevocably constitutes and appoints the Administrative Agent with full power of substitution, as Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name and without limiting the generality of the foregoing, grants to Administrative Agent the power and right, on behalf of Borrower, without notice or assent by Borrower to (i) at any time after delivery of the Collection Notices, endorse Borrower's name on checks and other instruments representing Collections, (ii) at any time after the occurrence and continuation of an Amortization Event, enforce the Receivables, the related Contracts and the Related Security, and (iii) at any time after the occurrence and continuation of an Amortization Event, take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Administrative Agent rather than Borrower.

     Section 8.4 Responsibilities of Borrower. Anything herein to the contrary notwithstanding, the exercise by the Administrative Agent and the Lenders of their rights hereunder shall not release the Servicer, any Transferor or Borrower from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Lenders shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Borrower.

     Section 8.5 Monthly Reports. The Servicer shall prepare and forward to the Co-Agents (i) on each Monthly Reporting Date, a Monthly Report and an electronic file of the data contained therein and (ii) upon five (5) Business Day's notice by Administrative Agent and in no event not more than once every six months, a listing by Obligor (such Obligors to be limited to those with payables in excess of $250,000) of all Receivables together with an aging of such Receivables; provided, however, that if (a) an Amortization Event shall exist and be continuing [***] (i) each of the Co-Agents may request a Monthly Report be prepared and forwarded to the Co-Agents more frequently than monthly and, so long as such request is not made on or within 5 Business Days prior to the last day of any calendar month, the Servicer agrees to provide such report within 5 Business Days after such request and (ii) at such times as the Administrative Agent shall request, the Servicer agrees to prepare and forward to the Co-Agents a listing by Obligor of all Receivables together with an aging of such Receivables.

     Section 8.6 Servicing Fee. As compensation for the Servicer's servicing activities on their behalf, the Borrower hereby agrees to pay the Servicer the Servicing Fee, which fee shall be paid in arrears on the 2nd Business Day after each Monthly Reporting Date, and the parties hereby agree that such fee shall be paid out of Collections in accordance with Section 3.2. The Servicer shall be solely responsible for paying any and all fees and expenses of [***] when and as due under the terms of the [***]

                                  ARTICLE IX.
                               AMORTIZATION EVENTS

     Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an "Amortization Event:"

          (a) Any Loan Party shall fail to make any payment or deposit: (i) of principal when required to be made by it under the Transaction Documents; provided, however, that in the event such payment or deposit of principal is required because Aggregate Principal is discovered to exceed the Borrowing Base after delivery of a recomputation of the Borrowing Base pursuant to Section 3.1, such failure to pay or deposit principal when due shall not constitute an Amortization Event unless and until such failure continues for two (2) Business Days; or (ii) of any other Obligation or amount not covered by clause (i) when required to be made by it under the Transaction Documents and such failure continues for three (3) consecutive Business Days.

          (b) Any representation, warranty, certification or statement made by Performance Guarantor or any Loan Party in any Transaction Document to which it is a party or in any other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made; provided that the materiality threshold in the foregoing clause shall not be applicable with respect to any representation or warranty which itself is subject to a materiality threshold.

          (c) Any Loan Party shall fail to perform or observe any covenant contained in Section 7.2 or 8.5 when due.

          (d) (i) Any Loan Party or Performance Guarantor shall fail to perform or observe any covenant or agreement contained in Section 7.1(a)(i), (ii), (iii)
(iv), (v) or (vii)(B), Section 7.1(b)(vi), Section 7.1(f)(i), Section 7.1(i)(ii), (iii), (iv)(A) or (xvii) or Section 7.1(k), and such failure shall continue for thirty (30) consecutive days, [***] except as provided in any other subsection or clause of this Section 9.1, any Loan Party shall fail to perform or observe any other covenant or agreement contained in any of the Transaction Documents and such failure shall continue for ten (10) consecutive Business Days.

          (e) Failure of Borrower to pay any Indebtedness (other than the Obligations) when due or the default by Borrower in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (f) Failure of Performance Guarantor or any of its Subsidiaries other than Borrower to pay Indebtedness in excess of $200,000,000 in aggregate principal amount (hereinafter, "Material Indebtedness") when due; or the default by Performance Guarantor or any of its Subsidiaries other than Borrower in the performance of any term, provision or condition contained in any agreement under which any Material Indebtedness was created or is governed, the effect of which is to cause such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of Performance Guarantor or any of its Subsidiaries other than Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (g) An Event of Bankruptcy shall occur with respect to any Loan Party or any Material Subsidiary of the Performance Guarantor.

          (h) As at the end of any Calculation Period:

              [***]

          (i) A Change of Control shall occur.

          (j) (i) One or more final judgments for the payment of money in an aggregate amount of $12,299 or more shall be entered against Borrower or (ii) one or more final judgments for the payment of money in an amount in excess of $200,000,000, individually or in the aggregate, shall be entered against Performance Guarantor or any of its Subsidiaries (other than Borrower) on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

          (k) The "Termination Date" under and as defined [***] shall occur or any Transferor shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables [***]; provided, however, no Amortization Event shall be deemed to have occurred if a Transferor (other than International Paper or IPFS) ceases to transfer, ceases to have the legal capacity to transfer or otherwise becomes incapable of transferring Receivables as a result of its merger into International Paper or any of International Paper's other Subsidiaries.

          (l) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Borrower, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Administrative Agent for the benefit of the Lenders shall cease to have a valid and perfected first priority security interest in the Collateral.

          (m) On any Settlement Date, after giving effect to the turnover of Collections by the Servicer on such date and the application thereof to the Obligations in accordance with this Agreement, (i) the Aggregate Principal shall exceed the Aggregate Commitment or (ii) the Net Pool Balance shall be less than the sum of (A) the Aggregate Principal plus (B) the Required Reserve.

          (n) The Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability of its obligations thereunder.

          (o) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Tax Code with regard to any of the Collateral and such lien shall not have been released within ten (10) days, or the PBGC shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the Collateral and such lien shall not have been released within ten (10) days.

          (p) Any Plan of Performance Guarantor or any of its ERISA Affiliates:

               (i) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan,
     Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

               (ii) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

               (iii) shall require Performance Guarantor or any of its ERISA Affiliates to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

               (iv) results in a liability to Performance Guarantor or any of its ERISA Affiliates under applicable law, the terms of such Plan, or Title IV ERISA,

               (v) and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Material Adverse Effect that is not remedied within ten (10) days of the creation of such liability.

          [***]

     Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Administrative Agent may, or upon the direction of the Majority Co-Agents shall, take any of the following actions: (i) replace the Person then acting as Servicer if the Administrative Agent has not already done so, (ii) declare the Amortization Date to have occurred, whereupon the Aggregate Commitment shall immediately terminate, and the Amortization Date shall forthwith occur, all without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that upon the occurrence of an Event of Bankruptcy with respect to any Loan Party, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Loan Party,
(iii) deliver the Collection Notices to the Collection Banks, (iv) exercise all rights and remedies of a secured party upon default under the UCC and other applicable laws, and (v) notify Obligors of the Administrative Agent's security interest in the Receivables and other Collateral. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Administrative Agent and the Lenders otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X.
                                 INDEMNIFICATION

     Section 10.1 Indemnities by Borrower and Servicer. Without limiting any other rights that the any such Person may have hereunder or under applicable law and subject to the last sentence of this Section 10.1:

          (A) Borrower hereby agrees to indemnify (and pay upon demand to) each of the Affected Parties, each of their respective Affiliates, and each of the respective assigns, officers, directors, agents and employees of the foregoing (each, an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, penalties, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of any Agent or Lender) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them directly or indirectly arising out of or as a result of the execution, delivery, performance, non-performance, enforcement, non-enforcement of, or other condition or circumstance whatsoever with respect to, this Agreement or any of the Transaction Documents (including without limitation (i) any fees and expenses of attorneys and other advisers and (ii) any Taxes (other than Excluded Taxes): (I) which may be asserted or imposed in respect of the Loans or the receipt of Collections or other proceeds with respect to the Loans or any Related Security, (II) which may arise by reason of the Loans or ownership or the sale or other disposition thereof, or any other interest in the Loans or in any Related Security, or (III) which may arise otherwise by reason of the execution, delivery, performance, non-performance, enforcement or non-enforcement of, or other condition or circumstance whatsoever with respect to the Loans, the Related Security, this Agreement or any Transaction Document, except that, notwithstanding the foregoing parenthetical exclusion relating to Excluded Taxes, in the event that the Obligations of Borrower hereunder are for any reason determined not to be treated as indebtedness of Borrower for income or franchise tax purposes, Borrower shall indemnify each Indemnified Party in respect of such additional amounts in respect of such Taxes as may be described in clauses (I), (II) or
(III), with such amounts being calculated on an after-tax basis, as are imposed on or incurred by an Indemnified Party to the extent that such Taxes would not have been imposed or incurred (or would not have been imposed or incurred at the same time) had the Obligations of Borrower hereunder or the acquisition, either directly or indirectly, by a Conduit of an interest in the Receivables, been treated as indebtedness for such income or franchise tax purposes, as applicable and

          (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising directly or indirectly out of the Servicer's activities as Servicer hereunder, excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B), Indemnified Amounts to the extent such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification.

Without limiting the generality of the foregoing indemnification, Borrower shall indemnify the Indemnified Parties for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Borrower or the Servicer) relating to or resulting from:

               (i) any representation or warranty made by any Loan Party or any Transferor (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

               (ii) the failure by any Loan Party or any Transferor to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Transferor to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) any failure of any Loan Party or any Transferor to perform its duties, covenants or other obligations in accordance with the provisions of any Transaction Document to which it is a party;

               (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;


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

               (vi) the commingling of Collections of Receivables at any time with other funds;

               (vii) any investigation, litigation or proceeding related to or arising from any Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Advance, the Collateral or any other investigation, litigation or proceeding relating to Borrower, the Servicer or any Transferor in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix) the occurrence and continuation of any Amortization Event;

               (x) any failure of Borrower to acquire and maintain legal and equitable title to, and ownership of any of the Collateral from IPFS, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Borrower to give reasonably equivalent value to IPFS under the [***] in consideration of the transfer by IPFS of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

               (xi) any failure to vest and maintain vested in the Administrative Agent for the benefit of the Secured Parties, or to transfer to the Administrative Agent for the benefit of the Secured Parties, a valid first priority perfected security interest in the Collateral, free and clear of any Adverse Claim (except as created by the Transaction Documents);

               (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral, and the proceeds thereof, whether at the time of any Advance or at any subsequent time;

               (xiii) any action or omission by any Loan Party or any Transferor which reduces or impairs the rights of the Administrative Agent or the Lenders with respect to any Collateral or the value of any Collateral;

               (xiv) any attempt by any Person to void any Advance or the Administrative Agent's security interest in the Collateral held on behalf of the Secured Parties under statutory provisions or common law or equitable action;

               (xv) the failure of any Receivable included in the calculation of the Net Pool Balance as an Eligible Receivable to be an Eligible Receivable at the time so included; and

               (xvi) any breach by the Originator of any confidentiality clause in any Contract governing a Receivable except for a Receivable that, prior to the assertion of such breach, had already become a Defaulted Receivable.

Notwithstanding the foregoing, (A) the foregoing indemnification contained in this Section 10.1 is not intended to, and shall not, constitute a guarantee of collectibility or payment of the Receivables; and (B) nothing in this Section
10.1 shall require Borrower to indemnify the Indemnified Parties for Receivables which are not collected, not paid or otherwise uncollectible on account of the insolvency, bankruptcy, credit-worthiness or financial inability to pay the applicable Obligor.

     Section 10.2 Increased Cost and Reduced Return. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Administrative Agent, Borrower shall pay to the Administrative Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.

     Section 10.3 Other Costs and Expenses.

          (a) Initial Expenses Borrower shall pay to the Agents and the Conduits, on demand, all Arrangement Fees outlined in the Fee Letters, travel expenses actually incurred in connection with the Agents' pre-closing due diligence visit, the fees of Protiviti, and the legal fees payable to Latham & Watkins, LLP pursuant to a separate agreement (whether such fees are incurred before or after the closing).

          (b) Subsequent Costs. Borrower shall also pay to the Administrative Agent, on demand, all reasonable costs and expenses actually incurred by the Administrative Agent in connection with matters contemplated hereby to occur post-closing and any post-closing


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

documents to be delivered hereunder, including without limitation, the costs of the Administrative Agent's auditors auditing the books, records and procedures of Borrower, the reasonable fees and out-of-pocket expenses of outside legal counsel for the Administrative Agent actually incurred (but no payment shall be due for such counsel who are employees of the Conduits, the Co-Agents or the Administrative Agent) with respect to the Transaction Documents, any amendments thereto and the transactions contemplated thereby, and with respect to advising the Agents and the Lenders as to their respective rights and remedies under the Transaction Documents. Furthermore, following the occurrence of an Amortization Event, Borrower shall pay to the applicable Agent, on demand, any and all reasonable costs and expenses of the Agents and the Lenders (including reasonable counsel fees and expenses) actually incurred in connection with the enforcement of the Transaction Documents and in connection with any restructuring or workout of this Agreement or the administration of the Transaction Documents.

                                   ARTICLE XI.
                                   THE AGENTS

     Section 11.1 Appointment.

          (a) Each member of the Blue Ridge Group hereby irrevocably designates and appoints Wachovia Bank, National Association as Blue Ridge Agent hereunder and under the other Transaction Documents to which the Blue Ridge Agent is a party, and authorizes the Blue Ridge Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Blue Ridge Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of the Gotham Group hereby irrevocably designates and appoints The Bank of Tokyo-Mitsubishi, Ltd., New York branch, as Gotham Agent hereunder and under the other Transaction Documents to which the Gotham Agent is a party, and authorizes the Gotham Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Gotham Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of the PREFCO Group hereby irrevocably designates and appoints JPMorgan Chase Bank, N.A., as PREFCO Agent hereunder and under the other Transaction Documents to which the PREFCO Agent is a party, and authorizes the PREFCO Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the PREFCO Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of the Starbird Group hereby irrevocably designates and appoints BNP Paribas, acting through its New York branch, as Starbird Agent hereunder and under the other Transaction Documents to which the Starbird Agent is a party, and authorizes the Starbird Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Starbird Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of the CAFCO Group hereby irrevocably designates and appoints Citicorp North America, Inc., as CAFCO Agent hereunder and under the other Transaction Documents to which the CAFCO Agent is a party, and authorizes the CAFCO Agent to take such action on its behalf under the


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

provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Starbird Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of the CAFCO Group hereby irrevocably designates and appoints Citicorp North America, Inc., as CAFCO Agent hereunder and under the other Transaction Documents to which the CAFCO Agent is a party, and authorizes the CAFCO Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the CAFCO Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each of the Lenders and the Co-Agents hereby irrevocably designates and appoints Wachovia Bank, National Association as Administrative Agent hereunder and under the Transaction Documents to which the Administrative Agent is a party, and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, none of the Agents shall have any duties or responsibilities, except those expressly set forth in the Transaction Documents to which it is a party, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Agent shall be read into any Transaction Document or otherwise exist against such Agent.

          (b) The provisions of this Article XI are solely for the benefit of the Agents and the Lenders, and none of the Loan Parties shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this
Article XI, except that this Article XI shall not affect any obligations which any of the Agents or Lenders may have to any of the Loan Parties under the other provisions of this Agreement.

          (c) In performing its functions and duties hereunder, (i) the Blue Ridge Agent shall act solely as the agent of the members of the Blue Ridge Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns, (ii) the Gotham Agent shall act solely as the agent of the members of the Gotham Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns,
(iii) the PREFCO Agent shall act solely as the agent of the members of the PREFCO Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns, (iv) the Starbird Agent shall act solely as the agent of the members of the Starbird Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns, (v) the CAFCO Agent shall act solely as the agent of the members of the CAFCO Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns and (vi) the Administrative Agent shall act solely as the agent of the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns.

     Section 11.2 Delegation of Duties. Each of the Agents may execute any of its duties under the Transaction Documents to which it is a party by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. None of the Agents shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.


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

     Section 11.3 Exculpatory Provisions. None of the Agents nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in
Section 11.2 under or in connection with this Agreement (except for its, their or such Person's own bad faith, gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders or other Agents for any recitals, statements, representations or warranties made by Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any of the Loan Parties to perform its respective obligations hereunder, or for the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to such Agent. None of the Agents shall be under any obligation to any other Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Loan Parties. This Section
11.3 is intended solely to govern the relationship between the Agents, on the one hand, and the Lenders and their respective Liquidity Banks, on the other.

     Section 11.4 Reliance by Agents.

          (a) Each of the Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. Each of the Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of such of its Lenders and Liquidity Banks, as it shall determine to be appropriate under the relevant circumstances, or it shall first be indemnified to its satisfaction by its Constituent Liquidity Banks against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action.

          (b) Any action taken by any of the Agents in accordance with Section 11.4(a) shall be binding upon all of the Agents and the Lenders.

     Section 11.5 Notice of Amortization Event. None of the Agents shall be deemed to have knowledge or notice of the occurrence of any Amortization Event or Unmatured Amortization Event unless such Agent has received notice from another Agent, a Lender or a Loan Party referring to this Agreement, stating that an Amortization Event or Unmatured Amortization Event has occurred hereunder and describing such Amortization Event or Unmatured Amortization Event. In the event that any of the Agents receives such a notice, it shall promptly give notice thereof to the Lenders and the other Agents. The Administrative Agent shall take such action with respect to such Amortization Event or Unmatured Amortization Event as shall be directed by either of the Co-Agents provided that the Administrative Agent is indemnified to its satisfaction by such Co-Agent and its Constituent


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

Liquidity Banks against any and all liability, cost and expense which may be incurred by it by reason of taking any such action.

     Section 11.6 Non-Reliance on Other Agents and Lenders. Each of the Lenders expressly acknowledges that none of the Agents, nor any of the Agents' respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any of the Agents hereafter taken, including, without limitation, any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by such Agent. Each of the Lenders also represents and warrants to the Agents and the other Lenders that it has, independently and without reliance upon any such Person (or any of their Affiliates) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Loan Parties and made its own decision to enter into this Agreement. Each of the Lenders also represents that it will, independently and without reliance upon the Agents or any other Liquidity Bank or Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Loan Parties. The Agents, the Lenders and their respective Affiliates, shall have no duty or responsibility to provide any party to this Agreement with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of such Person or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates, except that each of the Agents shall promptly distribute to the other Agents and the Lenders, copies of financial and other information expressly provided to it by any of the Loan Parties pursuant to this Agreement.

     Section 11.7 Indemnification of Agents. Each Liquidity Bank agrees to indemnify (a) its applicable Co-Agent, (b) the Administrative Agent, and (c) the officers, directors, employees, representatives and agents of each of the foregoing (to the extent not reimbursed by the Loan Parties and without limiting the obligation of the Loan Parties to do so), ratably in accordance with their respective Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Co-Agent, the Administrative Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Co-Agent or the Administrative Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against such Co-Agent, the Administrative Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or the execution, delivery or performance of this Agreement or any other document furnished in connection herewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the bad faith, gross negligence or willful misconduct of such Co-Agent, the Administrative Agent or such Person as finally determined by a court of competent jurisdiction).


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

     Section 11.8 Agents in their Individual Capacities. Each of the Agents in its individual capacity and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Loan Parties and their Affiliates as though such Agent were not an Agent hereunder. With respect to its Loans, if any, pursuant to this Agreement, each of the Agents shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each of the Agents in their individual capacities.

     Section 11.9 Conflict Waivers.

          (a) Wachovia acts, or may in the future act: (i) as administrative agent for Blue Ridge, (ii) as issuing and paying agent for Blue Ridge's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for Blue Ridge's Commercial Paper and (iv) to provide other services from time to time for Blue Ridge (collectively, the "Wachovia Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Administrative Agent and the Lenders hereby acknowledges and consents to any and all Wachovia Roles and agrees that in connection with any Wachovia Role, Wachovia may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Blue Ridge, the giving of notice to the Liquidity Banks of a mandatory purchase pursuant to the Blue Ridge Liquidity Agreement, and hereby acknowledges that neither Wachovia nor any of its Affiliates has any fiduciary duties hereunder to any Lender (other than Blue Ridge) arising out of any Wachovia Roles.

          (b) BTM acts, or may in the future act: (i) as administrator of Gotham, (ii) to provide credit or liquidity enhancement for the timely payment for Gotham's Commercial Paper and (iii) to provide other services from time to time for Gotham (collectively, the "BTM Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Agents and Gotham hereby acknowledges and consents to any and all BTM Roles and agrees that in connection with any BTM Role, BTM may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrator of Gotham, the giving of notice to the Gotham Liquidity Banks of a mandatory purchase pursuant to the Gotham Liquidity Agreement.

          (c) JPMorgan acts, or may in the future act: (i) as administrator of PREFCO, (ii) to provide credit or liquidity enhancement for the timely payment for PREFCO's Commercial Paper and (iii) to provide other services from time to time for PREFCO (collectively, the "JPMorgan Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Agents and PREFCO hereby acknowledges and consents to any and all JPMorgan Roles and agrees that in connection with any JPMorgan Role, JPMorgan may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrator of PREFCO, the giving of notice to the PREFCO Liquidity Banks of a mandatory purchase pursuant to the PREFCO Liquidity Agreement.

          (d) BNP Paribas acts, or may in the future act: (i) as administrator of Starbird, (ii) to provide credit or liquidity enhancement for the timely payment for Starbird's Commercial Paper and (iii) to provide other services from time to time for Starbird (collectively, the "BNP Paribas Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Agents


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

and Starbird hereby acknowledges and consents to any and all BNP Paribas Roles and agrees that in connection with any BNP Paribas Role, BNP Paribas may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrator of Starbird, the giving of notice to the Starbird Liquidity Banks of a mandatory purchase pursuant to the Starbird Liquidity Agreement.

          (e) Citibank or CNAI, as applicable, acts, or may in the future act:
(i) as administrator of CAFCO, (ii) to provide credit or liquidity enhancement for the timely payment for CAFCO's Promissory Notes and (iii) to provide other services from time to time for CAFCO (collectively, the "Citigroup Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Agents and CAFCO hereby acknowledges and consents to any and all Citigroup Roles and agrees that in connection with any Citigroup Role, Citibank or CNAI, as applicable, may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrator of CAFCO, the giving of notice to the CAFCO Liquidity Banks of a mandatory purchase pursuant to the CAFCO Liquidity Agreement.

     Section 11.10 UCC Filings. Each of the Secured Parties hereby expressly recognizes and agrees that the Administrative Agent may be listed as the assignee or secured party of record on the various UCC filings required to be made under the Transaction Documents in order to perfect their respective interests in the Collateral, that such listing shall be for administrative convenience only in creating a record or nominee holder to take certain actions hereunder on behalf of the Secured Parties and that such listing will not affect in any way the status of the Secured Parties as the true parties in interest with respect to the Collateral. In addition, such listing shall impose no duties on the Administrative Agent other than those expressly and specifically undertaken in accordance with this Article XI.

                                  ARTICLE XII.
                           ASSIGNMENTS; PARTICIPATIONS

     Section 12.1 Restrictions on Assignments.

          (a) Except to the extent permitted by the Transaction Documents, no Loan Party may assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of each of the Agents and, if required by any Conduit, satisfaction of the Rating Agency Condition.

          (b) Each of the Conduits may, at any time, assign all or any portion of any of its Loans, or sell participations therein, to its Constituent Liquidity Banks (or to its Co-Agent for the ratable benefit of its Constituent Liquidity Banks).

          (c) In addition to, and not in limitation of, assignments and participations described in Section 12.1(b):

               (i) in the event that any of the Liquidity Banks becomes a Downgraded Liquidity Bank, such Downgraded Liquidity Bank shall give prompt written notice of its Downgrading Event to the applicable Co-Agent and Borrower. Within 5 Business Days after Borrower's receipt of such notice, Borrower may propose an Eligible Assignee who is willing to accept an assignment of, and to assume, such Downgraded Liquidity Bank's rights and obligations under this Agreement and under the applicable Liquidity Agreement. In the event that Borrower fails to propose such an Eligible Assignee within such 5 Business Day period, or such Eligible Assignee does not execute and deliver assignment and assumption documents reasonably acceptable to such Downgraded Liquidity Bank and the applicable Co-Agent and pay the Downgraded Liquidity Bank's Obligations in full, in each case, not later than 5:00 p.m. (New York City time) on the 10th Business Day following Borrower's receipt of notice of such Downgrading Event, the applicable Co-Agent may identify an Eligible Assignee without Borrower's consent, and the Downgraded Liquidity Bank shall promptly assign its rights and obligations to the Eligible Assignee designated by such Co-Agent against payment in full of its Obligations;

               (ii) each of the Lenders may assign all or any portion of its Loans and, if applicable, its Commitment and Liquidity Commitment, to any Eligible Assignee with the prior written consent of (A) Borrower and (B) such Lender's applicable Co-Agent, which consents shall not be unreasonably withheld or delayed; provided, however, that no such consent shall be required if such Eligible Assignee is already a Liquidity Bank party to this Agreement and the aggregate Liquidity Commitments, after giving effect to such assignment, would not be reduced solely because of such assignment;

               (iii) each of the Lenders may, without the prior written consent of Borrower or any of the Agents, sell participations in all or any portion of their respective rights and obligations in, to and under the Transaction Documents and the Obligations to any bank or other financial entity (each, a "Participant") in accordance with Sections
          12.2 and 14.5.

          (d) Nothing herein shall limit the ability of any Conduit to grant a security interest therein to the program collateral agent for such Conduit's Promissory Note program.

     Section 12.2 Rights of Assignees and Participants.

          (a) Upon the assignment by a Lender in accordance with Section 1.2(c) or 12.1(b) or (c), the Eligible Assignee(s) receiving such assignment shall have all of the rights of such Lender with respect to the Transaction Documents and the Obligations (or such portion thereof as has been assigned).

          (b) In no event will the sale of any participation interest in any Lender's or any Eligible Assignee's rights under the Transaction Documents or in the Obligations relieve the seller of such participation interest of its obligations, if any, hereunder or, if applicable, under the Liquidity Agreement to which it is a party and such seller shall remain solely responsible for the performance of its obligations hereunder and thereunder. No Participant shall have any right to restrict the approval of or to approve any amendment, modification or waiver to the provisions hereof except to the extent any such amendment, modification or waiver reduces the amount of Advances or the interest rate or fees payable with respect to such Advances; provided, however, that to the extent that any Liquidity Funding is deemed to be the sale of a participation, the foregoing limitation on Participants' voting rights shall not apply to any Liquidity Bank participating in such Liquidity Funding.

     Section 12.3 Terms and Evidence of Assignment. Any assignment to any Eligible Assignee(s) pursuant to Section 1.2(c), 12.1(b) or 12.1(c) shall be upon such terms and conditions as the assigning Lender and the applicable Co-Agent, on the one hand, and the Eligible Assignee, on the other, may mutually agree, and shall be evidenced by such instrument(s) or document(s) as may be satisfactory to such Lender, the applicable Co-Agent and the Eligible Assignee(s). Any assignment made in accordance with the terms of this Article XII shall relieve the assigning Lender of its obligations, if any, under this Agreement (and, if applicable, the Liquidity Agreement to which it is a party) to the extent assigned.

                                  ARTICLE XIII.
                                SECURITY INTEREST

     Section 13.1 Grant of Security Interest. To secure the due and punctual payment of the Obligations, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, in each case pro rata according to the respective amounts thereof, Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of Borrower's right, title and interest, whether now owned and existing or hereafter arising in and to all of the Receivables, the Related Security, the Collections and all proceeds of the foregoing (collectively, the "Collateral").

     Section 13.2 Termination after Final Payout Date. Each of the Secured Parties hereby authorizes the Administrative Agent, and the Administrative Agent hereby agrees, promptly after the Final Payout Date to execute and deliver to Borrower such UCC termination statements as may be necessary to terminate the Administrative Agent's security interest in and Lien upon the Collateral, all at Borrower's expense. Upon the Final Payout Date, all right, title and interest of the Administrative Agent and the other Secured Parties in and to the Collateral shall terminate.

     Section 13.3 Release of Certain Charged-Off Receivables. From time to time, the Borrower may request that the Agents and the Lenders release their security interest in specific Receivables that have been fully charged-off (and all related Collections thereof and Records) in order to permit their sale to International Paper on an arms'-length basis by delivering a written request to the Agents accompanied by a list of the specific Receivables involved, including related dollar amounts, sales prices and purchasers, not less than 5 Business Days prior to the proposed third party sale. Provided that no Amortization Event or Unmatured Amortization Event then exists or would result from such sale, each of the Co-Agents and the Lenders hereby authorizes the Administrative Agent, and the Administrative Agent hereby agrees, to execute a specific release in substantially the form of the first document included in Exhibit X hereto, and the Borrower hereby agrees to execute a sale and assignment of such specific Receivables in substantially the form of the second document included in Exhibit X hereto.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

     Section 14.1 Waivers and Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Loan Parties and the Agents, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

          (a) before any Co-Agent enters into such an amendment or grants such a waiver or consent that is deemed to be material by S&P and/or Moody's, if required by its Conduit's program documents, the Rating Agency Condition must be satisfied with respect to such Conduit, and

          (b) without the prior written consent of all Gotham Liquidity Banks with respect to the Gotham Agent, the Blue Ridge Liquidity Banks with respect to the Blue Ridge Agent, the PREFCO Liquidity Banks with respect to the PREFCO Agent, the Starbird Liquidity Banks with respect to the Starbird Agent and the CAFCO Liquidity Banks with respect to the CAFCO Agents, such Co-Agent will not amend, modify or waive any provision of this Agreement which would (i) reduce the amount of any principal or interest that is payable on account of its Conduit's Loans or delay any scheduled date for payment thereof; (ii) decrease the Required Reserve, decrease the spread included in any Interest Rate or change the Servicer's Fee; (iii) modify this Section 14.1; or (iv) modify any yield protection or indemnity provision which expressly inures to the benefit of assignees or Participants of such Co-Agent's Conduit.

     Section 14.2 Notices. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this
Section 14.2. Borrower hereby authorizes each of the Co-Agents to effect Advances and Interest Period and Interest Rate selections based on telephonic notices made by any Person whom such Co-Agent in good faith believes to be acting on behalf of Borrower. Borrower agrees to deliver promptly to the Co-Agents a written confirmation of each telephonic notice signed by an authorized officer of Borrower; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Co-Agents, the records of the Co-Agents shall govern absent manifest error.

     Section 14.3 Ratable Payments. Except as provided in the next sentence, if any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Lender (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Obligations, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, if the Liquidity Banks in one of the Groups decline to extend their Liquidity Termination Date, their Co-Agent will promptly notify the other Co-Agents and Borrower of such decision, and Borrower shall have the right to replace the non-extending Group with a new Conduit and one or more new Liquidity Banks without repaying any portion of the other Group's Loans at the time of such replacement, and without triggering the purchase requirements under the preceding sentence.

     Section 14.4 Protection of Administrative Agent's Security Interest.

          (a) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, to perfect, protect or more fully evidence the Administrative Agent's security interest in the Collateral, or to enable the Administrative Agent or the Lenders to exercise and enforce their rights and remedies hereunder. At any time after the occurrence and continuation of an Amortization Event, the Administrative Agent may, or the Administrative Agent may direct Borrower or the Servicer to, notify the Obligors of Receivables, at Borrower's expense, of the ownership or security interests of the Lenders under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Administrative Agent or its designee. Borrower or the Servicer (as applicable) shall, at any Lender's request, withhold the identity of such Lender in any such notification.

          (b) If any Loan Party fails to perform any of its obligations hereunder, the Administrative Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligations, and the Administrative Agent's or such Lender's reasonable costs and expenses incurred in connection therewith shall be payable by Borrower as provided in Section 10.3. Each Loan Party irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent, and appoints the Administrative Agent as its attorney-in-fact, to act on behalf of such Loan Party (i) to execute on behalf of Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Lenders in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral, for the benefit of the Secured Parties. This appointment is coupled with an interest and is irrevocable. Each of the Loan Parties (A) hereby authorizes the Administrative Agent to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Loan Party, in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interest of the Administrative Agent hereunder, (B) acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the

Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Administrative Agent, consenting to the form and substance of such filing or recording document, and approves, authorizes and ratifies any filings or recordings made by or on behalf of the Administrative Agent in connection with the perfection of the security interests in favor of Borrower or the Administrative Agent.

     Section 14.5 Confidentiality.

          (a) Each Loan Party and each Lender shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement, the Fee Letters and the other confidential or proprietary information that are clearly marked as being confidential and/or proprietary with respect to any Agent or any Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Loan Party and such Lender and its officers and employees may disclose such information to such Loan Party's and such Lender's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

          (b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to any Agent, the Liquidity Banks or any Conduit by each other, (ii) by any Agent or the Lenders to any prospective or actual assignee or Participant of any of them and (iii) by any Agent to any rating agency, Promissory Note dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia, BTM, JPMorgan, BNP Paribas or Citibank or any of their respective Affiliates acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each such Person is informed of the confidential nature of such information and (except in the case of a Person described in clause (iii) above) agrees to maintain the confidential nature of such information. In addition, the Lenders and the Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          (c) Notwithstanding any other provision in this Agreement, each of the Agents and the Lenders hereby confirms that each of the Loan Parties, the Originators and their respective representatives shall not be limited from disclosing the U.S. tax treatment or U.S. tax structure of the transactions evidenced hereby.

     Section 14.6 Bankruptcy Petition. To the fullest extent permitted by applicable law, each of the Loan Parties, Agents and Lenders hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any of the Conduits, it will not institute against, or join any other Person in instituting against, any of the Conduits any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 14.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Agent, any Lender or JH Management Corporation, no claim may be made by any Loan Party or any other Person against any such Person or any of its respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 14.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW (EXCEPT IN THE CASE OF THE OTHER TRANSACTION DOCUMENTS, TO THE EXTENT OTHERWISE EXPRESSLY STATED THEREIN) AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTEREST OF BORROWER OR THE SECURITY INTEREST OF THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, IN ANY OF THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     Section 14.9 CONSENT TO JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

     Section 14.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT

TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 14.11 Integration; Binding Effect; Survival of Terms.

          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Loan Party pursuant to Article VI, (ii) the indemnification and payment provisions of
Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

     Section 14.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        RED BIRD RECEIVABLES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        400 Atlantic Street, 14th Floor
                                        Stamford, Connecticut  06921
                                        Phone: (203) 541-8664
                                        Fax: (203) 541-8263

                                        INTERNATIONAL PAPER FINANCIAL SERVICES,
                                        INC., AS SERVICER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        6400 Poplar Avenue
                                        Memphis, Tennessee 38197
                                        Phone: (901) 419-9000
                                        Fax: (901) 419-4539

                                        INTERNATIONAL PAPER COMPANY, AS
                                        PERFORMANCE GUARANTOR


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        400 Atlantic Street
                                        Stamford, Connecticut 06921
                                        Phone: (203) 541-8000
                                        Fax: (203) 541-8263

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                        BLUE RIDGE ASSET FUNDING CORPORATION

                                        BY: WACHOVIA CAPITAL MARKETS, LLC, ITS
                                        ATTORNEY-IN-FACT


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        Blue Ridge Asset Funding Corporation
                                        c/o Wachovia Bank, National Association
                                        301 S. College St.
                                        FLR TRW 10 NC0610
                                        Charlotte, North Carolina 28288-0610
                                        Attention: Douglas R. Wilson Sr.
                                        Phone: (704) 374-2520
                                        Fax: (704) 383-9579

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually as a Liquidity Bank, as
                                        Blue Ridge Agent and as Administrative
                                        Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        Wachovia Bank, National Association
                                        191 Peachtree Street, N.E., 22nd Floor
                                        GA-8088
                                        Atlanta, Georgia 30303
                                        Attention: Michael Landry
                                        Phone: (404) 332-6612
                                        Fax: (404) 332-5152

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                        GOTHAM FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Telephone: (212) 782-6957
                                        Facsimile: (212) 782-6448

                                        THE BANK OF TOKYO-MITSUBISHI, LTD., NEW
                                        YORK BRANCH, as a Liquidity Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Telephone: (212) 782-6957
                                        Facsimile: (212) 782-6448


                                        THE BANK OF TOKYO-MITSUBISHI, LTD., NEW
                                        YORK BRANCH, as Gotham Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Telephone: (212) 782-6957
                                        Facsimile: (212) 782-6448

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                        PREFERRED RECEIVABLES FUNDING
                                        CORPORATION


                                        By:
                                            ------------------------------------
                                        Name: Elizabeth Chung
                                        Title: Authorized Signer

                                        Address:
                                        Preferred Receivables Funding
                                        Corporation
                                        1 Bank One Plaza
                                        Mail Suite IL1-0079
                                        Chicago, Illinois 60670
                                        Attention: PREFCO Funding Manager
                                        Phone: (312) 732-7206
                                        Fax: (312) 732-1844

                                        JPMORGAN CHASE BANK, N.A.,
                                        as a Liquidity Bank and as PREFCO Agent


                                        By:
                                            ------------------------------------
                                        Name: Elizabeth Chung
                                        Title: Managing Director

                                        Address:
                                        JPMorgan Chase Bank, N.A.
                                        1 Bank One Plaza
                                        Mail Suite IL1-0594
                                        Chicago, Illinois 60670
                                        Attention: ABS Transaction Management
                                        Phone: (312) 732-3133
                                        Fax: (312) 732-3600

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                        STARBIRD FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        Starbird Funding Corporation
                                        c/o J. H. Management Corporation
                                        One International Place, Room 3218
                                        Boston, MA 02110

                                        BNP PARIBAS, ACTING THROUGH ITS NEW
                                        YORK BRANCH, as a Liquidity Bank and as
                                        Starbird Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        BNP Paribas
                                        787 Seventh Avenue
                                        8th Floor
                                        New York, New York 10019
                                        Attention: Sean Reddington
                                        Phone: (212) 841-2565
                                        Fax: (212) 841-2689

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                        CAFCO, LLC

                                        BY: CITICORP NORTH AMERICA, INC., ITS
                                        ATTORNEY-IN-FACT


                                        By:
                                            ------------------------------------
                                        Name: James R. Huddleston
                                        Title: Director & Vice President

                                        Address:
                                        CAFCO, LLC
                                        450 Mamaroneck Avenue
                                        Harrison, NY 10528
                                        Attention: Loretta Lachman
                                        Phone: (914) 899-7138
                                        Fax: (914) 899-7890

                                        CITICORP NORTH AMERICA, INC.,
                                        as CAFCO Agent


                                        By:
                                            ------------------------------------
                                        Name: James R. Huddleston
                                        Title: Director & Vice President

                                        Address:
                                        Citicorp North America, Inc.,
                                        450 Mamaroneck Avenue
                                        Harrison, NY 10528
                                        Attention: Loretta Lachman
                                        Phone: (914) 899-7138
                                        Fax: (914) 899-7890

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                        CITIBANK, N.A.,
                                        as a Liquidity Bank


                                        By:
                                            ------------------------------------
                                        Name: James R. Huddleston
                                        Title: Director & Vice President

                                        Address:
                                        Citibank, N.A.
                                        450 Mamaroneck Avenue
                                        Harrison, NY 10528
                                        Attention: Loretta Lachman
                                        Phone: (914) 899-7138
                                        Fax: (914) 899-7890

                     Signature Page for Amended and Restated
                          Credit and Security Agreement

                                    EXHIBIT I

                                   DEFINITIONS

               As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Actual Setoff Reserve Amount" means, on any date of determination, [***]

               "Adjusted Dilution Ratio" means, at any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended.

               "Administrative Agent" has the meaning set forth in the preamble to this Agreement.

               "Administrative Agent's Account" means account [***] at Wachovia Bank, National Association, ABA #053100494.

               "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made on the same Borrowing Date.

               "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

               "Affected Party" means each of the Conduits, the Agents and the Liquidity Banks.

               "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

               "Agents" means the Administrative Agent and Co-Agents.

               "Aggregate Commitment" means, on any date of determination, the aggregate amount of the Commitments to make Loans hereunder. As of November 17, 2004, the Aggregate Commitment is $1,200,000,000.

               "Aggregate Principal" means, on any date of determination, the aggregate outstanding principal amount of all Advances outstanding on such date.

               "Agreement" means this Amended and Restated Credit and Security Agreement, as it may be amended or modified and in effect from time to time.

               "Alternate Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent (0.50%) above the Federal Funds Effective Rate. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Effective Rate shall be effective on the date of each such change.

               "Alternate Base Rate Loan" means a Loan which bears interest at the Alternate Base Rate or the Default Rate.

               "Amortization Date" means the earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (ii) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Loan Party, (iii) the Business Day specified in a written notice from the Administrative Agent following the occurrence and during the continuance of any other Amortization Event, and (iv) the date which is 15 Business Days after the Administrative Agent's receipt of written notice from Borrower that it wishes to terminate the facility evidenced by this Agreement.

               "Amortization Event" has the meaning specified in Article IX.

               "Article" means an article of this Agreement unless another document is specifically referenced.

               "Authorized Officer" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

               "Blue Ridge" has the meaning set forth in the preamble to this Agreement.

               "Blue Ridge Agent" has the meaning provided in the preamble of this Agreement.

               "Blue Ridge Allocation Limit" has the meaning set forth in
Section 1.1(a).

               "Blue Ridge Fee Letter" means that certain Blue Ridge Fee Letter dated as of November 17, 2004 by and among International Paper, Borrower, Blue Ridge and Wachovia, as the Blue Ridge Agent and the Administrative Agent.

               "Blue Ridge Group" has the meaning provided in the preamble of this Agreement.

               "Blue Ridge Liquidity Agreement" means the Liquidity Asset Purchase Agreement dated as of the date hereof among Blue Ridge, the Blue Ridge Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

               "Blue Ridge Liquidity Bank" means any Liquidity Bank that enters into this Agreement and the Blue Ridge Liquidity Agreement.

               "Borrower" has the meaning set forth in the preamble to this Agreement.

               "Borrowing Base" means, on any date of determination, the Net Pool Balance as of the last day of the period covered by the most recent Monthly Report, minus the Required Reserve as of the last day of the period covered by the most recent Monthly Report, and minus Dilution that have occurred since the most recent Cut-Off Date to the extent that such Dilution exceed the Dilution Reserve.

               "Borrowing Date" means a Business Day on which an Advance is made hereunder.

               "Borrowing Request" has the meaning set forth in Section 2.1.

               "Box Group" means, collectively, Box USA Group, Inc., a New York corporation, Box USA Manufacturing Group of Iowa, Inc., a Delaware corporation, Page Packaging Corporation, a California corporation, and Box USA Manufacturing Group of Georgia, Inc., a Pennsylvania corporation.

               "Broken Funding Costs" means, for any CP Rate Loan which: (a) has its principal reduced without compliance by Borrower with the notice requirements hereunder or (b) is not prepaid in the amount specified in a Prepayment Notice on the date specified therein or (c) is assigned or otherwise transferred by the applicable Conduit to its respective Liquidity Banks under its respective Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end or (d) in the case of Gotham, is prepaid in an aggregate principal amount in excess of the aggregate Face Value of Gotham's Commercial Paper issued to fund its CP Rate Loan which matures on the date of prepayment, an amount equal to:

               (i) in the case of any Pool Funded Conduit, the excess, if any, of (A) the CP Costs that would have accrued during the remainder of the applicable commercial paper tranche periods determined by the Blue Ridge Agent, PREFCO Agent, Starbird Agent or CAFCO Agent, as applicable, to relate to such Loan subsequent to the date of such reduction, assignment or termination (or in respect of clause (b) above, the date such prepayment was designated to occur pursuant to the applicable Prepayment Notice) of the principal of such CP Rate Loan if such reduction, assignment or termination had not occurred or such Prepayment Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such principal is allocated to another CP Rate Loan, the amount of CP Costs actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another CP Rate Loan, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated; and

               (ii) in the case of Gotham, the excess, if any, of (A) the Interest at the CP Rate that would have accrued during the remainder of the applicable CP

     Tranche Periods as determined by the Gotham Agent to relate to such CP Rate Loan subsequent to the date of such reduction, assignment or termination (or in respect of clause (b) above, the date such prepayment was designated to occur pursuant to the applicable Prepayment Notice) of the principal of such CP Rate Loan if such reduction, assignment or termination had not occurred or such Prepayment Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such principal is allocated to another CP Rate Loan, the amount of Interest at the CP Rate actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another CP Rate Loan, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated.

               "BTM" means The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, and its successors.

               "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to LIBOR, any day on which dealings in dollar deposits are carried on in the London interbank market.

               "Calculation Period" means a calendar month.

               [***]

                    [***]

               "Cash Discount" means a cash discount as described in Section 3.4(a)(i).

               "Cash Discount Reserve" means, at any time, such balance of all reserve accounts that any Loan Party establishes to reserve for Cash Discounts earned by all Obligors.

               "Change of Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of International Paper, or (b) International Paper fails to own, directly or indirectly, 100% of the outstanding shares of voting stock of IPFS and Borrower.

               "CAFCO" has the meaning set forth in the preamble to this Agreement.

               "CAFCO Agent" has the meaning provided in the preamble of this Agreement.

               "CAFCO Allocation Limit" has the meaning set forth in Section 1.1(e).

               "CAFCO Fee Letter" means that certain CAFCO Fee Letter dated as of November 17, 2004 by and among International Paper, Borrower and CNAI.

               "CAFCO Group" has the meaning set forth in the preamble to this Agreement.

               "CAFCO Liquidity Agreement" means the Second Amended and Restated Secondary Market Agreement dated as of November 17, 2004 among CAFCO, the CAFCO Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

               "CAFCO Liquidity Bank" means any Liquidity Bank that enters into this Agreement and the CAFCO Liquidity Agreement.

               "CNAI" has the meaning set forth in the Preamble to this Agreement.

               "Collateral" has the meaning set forth in Section 13.1.

               "Collection Account" means each concentration account, depositary account, lock box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

               "Collection Account Agreement" means an agreement substantially in the form of Exhibit VI among IPFS, Borrower, the Administrative Agent and a Collection Bank.

               "Collection Bank" means, at any time, any of the banks holding one or more Collection Accounts.

               "Collection Notice" means a notice, in substantially the form of Annex A to Exhibit VI, from the Administrative Agent to a Collection Bank.

               "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

               "Commercial Paper" means promissory notes of a Conduit with maturities of less than 397 days issued by such Conduit in the commercial paper market.

               "Commitment" means, as of any date of determination, for each Committed Lender, its commitment to make Loans to Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Committed Lender's name under the heading "Commitment" on Schedule A to this Agreement.

               "Commitment Reduction Notice" has the meaning specified in
Section 1.6.

               "Committed Lender" means (a) Gotham, (b) each of the Blue Ridge Liquidity Banks, (c) each of the PREFCO Liquidity Banks, (d) each of the Starbird Liquidity Banks and (e) each of the CAFCO Liquidity Banks.

               "Conduits" has the meaning specified in the preamble to this Agreement.

               "Constituent" means, (a) as to the Blue Ridge Agent, any member of the Blue Ridge Group from time to time party hereto, (b) as to the Gotham Group, any member of the

Gotham Group from time to time a party hereto, (c) as to the PREFCO Agent, any member of the PREFCO Group from time to time party hereto, (d) as to the Starbird Agent, any member of the Starbird Group from time to time party hereto, and (e) as to the CAFCO Group, any member of the CAFCO Group from time to time party hereto, and when used as an adjective, "Constituent" shall have a correlative meaning.

               "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or reimbursement agreement with respect to a letter of credit.

               "Contract" means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

               "CP Costs" means:

               (a) for each of the Pool Funded Conduits other than CAFCO for each day, the sum of (i) discount or interest accrued on Pooled Commercial Paper for such Conduit on such day, plus (ii) any and all accrued commissions in respect of placement agents and dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase or financing facilities funded substantially with Pooled Commercial Paper, minus
(v) any payment received on such day net of expenses in respect of Broken Funding Costs (or similar costs) related to the prepayment of any investment of such Pool Funded Conduit, as applicable, pursuant to the terms of any receivable purchase or financing facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Borrower shall request any Advance from any of the Pool Funded Conduits other than CAFCO during any period of time determined by the applicable Co-Agent to such Pool Funded Conduit in its sole discretion to result in incrementally higher CP Costs applicable to such Advance, the principal associated with any such Advance shall, during such period, be deemed to be funded by such Conduit in a special pool (which may include capital associated with other receivable purchase or financing facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such principal; and

               (b) for CAFCO for each day, interest at the Investor Rate on or otherwise (by means of interest rate hedges or otherwise) in respect of those Promissory Notes issued by CAFCO that are allocated, in whole or in part, by the CAFCO Agent (on behalf of CAFCO) to fund or maintain any Loan on such day as reported to the Borrower and the Servicer.

               "CP Rate" means:

               (a) with respect to each of the Pool Funded Conduits for any CP Tranche Period, the per annum interest rate that, when applied to the outstanding principal balance of such Pool Funded Conduits' CP Rate Loans for the actual number of days elapsed in such CP Tranche Period, would result in an amount of accrued interest equivalent to such Pool Funded Conduits' CP Costs for such CP Tranche Period; and

               (b) with respect to Gotham for any CP Tranche Period and with respect to any Loan (or portion thereof) funded by Commercial Paper notes issued by Gotham, a rate per annum calculated by the Gotham Agent to reflect Gotham's cost of funding such Loan (or portion thereof), taking into account the weighted daily average interest rate payable in respect of such Commercial Paper during such CP Tranche Period (determined in the case of discount Commercial Paper by converting the discount to an interest-bearing equivalent rate per annum), applicable placement fees and commissions, and such other costs and expenses as the Gotham Agent in good faith deems appropriate. Such Commercial Paper may be issued in such maturities as the Gotham Agent may choose in accordance with Article II hereof. Gotham's CP Rate shall be determined by the Gotham Agent, in its sole discretion.

               "CP Rate Loan" means a Loan made by any of the Conduits which bears interest at a CP Rate.

               "CP Tranche Period" means:

               (a) with respect to the Pool Funded Conduits, a Calculation Period, and

               (b) with respect to Gotham, a period selected by the Gotham Agent pursuant to Section 2.2; provided, however, that if any such CP Tranche Period would end on a day which is not a Business Day, such CP Tranche Period shall end on the preceding Business Day.

               "Credit and Collection Policy" means Borrower's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

               "Credit and Rebill" means any reduction to the Outstanding Balance of a Receivable which is re-documented by a new invoice for the same product and the same Obligor, such reduction is limited to the amount by which the original invoice exceeds the new invoice.

               "Cut-Off Date" means the last day of a Calculation Period.

               "Days Sales Outstanding" means, as of any day, an amount equal to the product of (x) 91, multiplied by (y) the amount obtained by dividing (i) the aggregate Outstanding Balance of Receivables minus the aggregate amount of Suspense Accounts, in each case, as of the most recent Cut-Off Date, by (ii) the aggregate amount of Receivables created during the three (3) Calculation Periods including and immediately preceding such Cut-Off Date.

               "Deemed Collections" means Collections deemed received by Borrower under Section 3.4(a).

               "Default Horizon Ratio" means, [***]

               "Default Rate" means a rate per annum equal to the sum of (i) the Alternate Base Rate plus (ii) 2.00%, changing when and as the Alternate Base Rate changes.

               "Default Ratio" means, [***]

               "Defaulted Receivable" means a [***]

               "Delinquent Receivable" means [***]

               "Demand Advance" means an advance made by Borrower to IPFS at any time while it is acting as the Servicer on any day prior to the Facility Termination Date on which no Amortization Event or Unmatured Amortization Event exists and is continuing, which advance (a) is payable upon demand, (b) is not evidenced by an instrument, chattel paper or a certificated security (unless such instrument, chattel paper or certificated security is pledged and delivered to the Administrative Agent, together with all necessary indorsement), (c) bears interest at a market rate determined by Borrower and the Servicer from time to time, (d) is not subordinated to any other Indebtedness or obligation of the Servicer, and (e) may not be offset by IPFS against amounts due and owing from Borrower to it under its Subordinated Note.

               "Dilution" means the amount of any reduction or cancellation of the Outstanding Balance of a Receivable (other than Suspense Accounts) as described in Section 3.4(a) and including Credit and Rebills, provided that Dilution does not include Cash Discounts or Volume Rebates.

               "Dilution Horizon Ratio" means, [***]

               "Dilution Ratio" means, [***]

               "Dilution Reserve" means, [***]

               "Dilution Volatility Component" means [***]

               "Downgraded Liquidity Bank" means a Liquidity Bank which has been the subject of a Downgrading Event.

               "Downgrading Event" with respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below
(i) A-1 by S&P, or (ii) P-1 by Moody's.

               "Eligible Assignee" means:

               (i) for any of the Conduits, any bankruptcy-remote commercial paper conduit sponsored or administered by a Co-Agent or one of its Affiliates whose Commercial Paper is rated at least "A-1" by S&P and "P-1" by Moody's,

               (ii) solely for Gotham, any Liquidity Bank, or

               (iii) for all Lenders, any commercial bank having a combined capital and surplus of at least $250,000,000 with a rating of its (or its parent holding company's) short-term securities equal to or higher than (A) "A-1" by S&P and (B) "P-1" by Moody's.

               "Eligible Receivable" means, at any time, a Receivable:

               (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; and (c) is not a government or a governmental subdivision or agency,

               (ii) which is not a Defaulted Receivable,

               (iii) which was not a Delinquent Receivable on the date on which it was acquired by Borrower from IPFS,

               (iv) [***]

               (v) which is an "account" or "chattel paper" (other than "electronic chattel paper"), each within the meaning of Article 9 of the UCC of all applicable jurisdictions,

               (vi) which is denominated and payable only in United States dollars in the United States,

               (vii) which arises under a Contract, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law),

               (viii) which arises under a Contract which does not require the Obligor under such Contract to consent to the transfer, sale, pledge or assignment of the rights and duties of the Originator or any of its assignees under such Contract,

               (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the Originator,

               (x) which is not a credit card receivable,

               (xi) which was generated in the ordinary course of the Originator's business,

               (xii) which arises solely from the sale of goods or the provision of services to the related Obligor by the Originator, and not by any other Person (in whole or in part),

               (xiii) which is not subject to any dispute, counterclaim, right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the Originator or any of its Affiliates or any other Adverse Claim, and the Obligor thereon holds no right as against the Originator to cause the Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided, however, that if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and provided, further, that Receivables of any Obligor which has any accounts payable by the Originator or by a wholly-owned Subsidiary of the Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Administrative Agent, that such Receivables shall not be subject to such offset,

               (xiv) as to which the Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

               (xv) as to which each of the representations and warranties contained in Sections 6.1(i), (j), (l), (q)(ii), (r) or (s) is true and correct,

               (xvi) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to IPFS under and in accordance with the applicable [***], and by IPFS to Borrower under and in accordance with the [***] and,

               (xvii) which is not a Suspense Account.

Provided, however, that in no event will Receivables originated by International Paper's Evergreen division or by the Box Group be Eligible Receivables unless and until the Agents otherwise agree in writing.

               "Eligible Receivables Net Balance" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time [***]

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

               "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with International Paper within the meaning of Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax Code).

               "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

               (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

               (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee (other than a trustee under a deed of trust, indenture or similar instrument), custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

               "Excluded Taxes" means, with respect to a Indemnified Party, Taxes which are (a) both (i) imposed by the jurisdiction in which such Indemnified Party is organized or by any other taxing authority of a United States jurisdiction as a result of such Indemnified Party doing business or maintaining an office in such jurisdiction (other than any such taxes that the Indemnified Party establishes would not have been imposed but for (A) such Indemnified Party having executed, or enforced, a Transaction Document or (B) any of the transactions contemplated herein or in the other Transaction Documents) and also (ii) imposed on, based on or measured by net pre-tax income, capital or net worth of such Indemnified Party (other than Taxes that are, or are in the nature of, sales, use, rental, property or value added or similar taxes) or (b) any Tax, assignment or other governmental charge attributable to and which would not have been imposed but for the failure of a Indemnified Party to deliver to Borrower the

Prescribed Forms properly completed and duly executed by such Indemnified Party establishing such party's exemption from, or eligibility for, a reduced rate of any such tax or assessment.

               "Existing Agreement" has the meaning set forth in the Preliminary Statements.

               "Extrapolated Setoff Reserve Amount" means [***]

               "Face Value" means, when used with reference to any Commercial Paper issued by Gotham, the face amount stated therein in the case of any Commercial Paper note issued on a discount basis, and the principal amount stated therein plus the amount of all interest accruing on such Commercial Paper note from the date of its issue to its stated maturity date in the case of any Commercial Paper note issued on an interest-bearing basis..

               "Facility Termination Date" means the earliest of (i) November 17, 2007, (ii) the occurrence of the applicable Liquidity Termination Date for any of the Conduits, and (iii) the Amortization Date.

               "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

               "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York time) for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

               "Fee Letters" means the Blue Ridge Fee Letter, the Gotham Fee Letter the PREFCO Fee Letter, the Starbird Fee Letter and the CAFCO Fee Letter.

               "Final Payout Date" means the date on which all Obligations have been paid in full and the Aggregate Commitment has been terminated.

               "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

               [***]

[***]

               "Funding Agreement" means (i) this Agreement, (ii) the Liquidity Agreements and (iii) any other agreement or instrument executed by any Funding Source with or for the benefit of any Conduit.

               "Funding Source" means (i) any Liquidity Bank or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to any Conduit, including, without limitation, such Conduit's Participants, if any.

               "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

               "Gotham" has the meaning provided in the preamble of this Agreement.

               "Gotham Agent" has the meaning provided in the preamble of this Agreement.

               "Gotham Allocation Limit" has the meaning set forth in Section 1.1(b).

               "Gotham Fee Letter" means that certain Gotham Fee Letter dated as of November 17, 2004 by and among International Paper, Borrower and the Gotham Agent.

               "Gotham Group" has the meaning provided in the preamble of this Agreement.

               "Gotham Liquidity Agreement" means, collectively, any liquidity agreement pursuant to which any of the Gotham Liquidity Banks provides liquidity to Gotham and any related asset purchase agreement, as each may be amended, restated, supplemented, replaced or otherwise modified from time to time.

               "Gotham Liquidity Bank" means any Liquidity Bank that now or hereafter enters into this Agreement and the Gotham Liquidity Agreement.

               "Group" means the Blue Ridge Group, the Gotham Group, the PREFCO Group, the Starbird Group or the CAFCO Group, as the case may be.

               "Group Limit" means, as to each Group, the aggregate amount of the Commitments of the Liquidity Banks in such Group.

               "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii)

Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

               "Indemnified Party" has the meaning set forth in Section 10.1.

               "Independent Director" shall mean a member of the Board of Directors of Borrower who is not at such time, and has not been at any time during the preceding five (5) years: (A) a director, officer, employee or affiliate of Performance Guarantor, any Transferor or any of their respective Subsidiaries or Affiliates (other than Borrower), or (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Borrower, any Transferor, or any of their respective Subsidiaries or Affiliates, having general voting rights.

               "Interest" means for each respective Interest Period relating to Loans of the Liquidity Banks, an amount equal to the product of the applicable Interest Rate for each Loan multiplied by the principal of such Loan for each day elapsed during such Interest Period, annualized on a 360 day basis.

               "Interest Period" means, with respect to any Loan held by a Liquidity Bank:

               (a) if Interest for such Loan is calculated on the basis of LIBOR, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Co-Agent and Borrower, commencing on a Business Day selected by Borrower or the Administrative Agent pursuant to this Agreement. Such Interest Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Interest Period shall end on the last Business Day of such succeeding month; or

               (b) if Interest for such Loan is calculated on the basis of the Alternate Base Rate, a period commencing on a Business Day selected by Borrower and agreed to by the Administrative Agent, provided that no such period shall exceed one month.

If any Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that in the case of Interest Periods corresponding to LIBOR, if such next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day. In the case of any Interest Period for any Loan which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Interest Period shall end on the Amortization Date. The duration of each Interest Period which commences after the Amortization Date shall be of such duration as selected by the Administrative Agent.

               "Interest Rate" means, with respect to each Loan of the Liquidity Banks, LIBOR, the Alternate Base Rate or the Default Rate, as applicable.

              "Interest Reserve" means, for any Calculation Period, [***]

              "International Paper" has the meaning set forth in the preamble to this Agreement.

              "Investor Rate" for any CP Tranche Period for any Loan of CAFCO means the per annum rate equivalent to the weighted average of the per annum rates paid or payable by CAFCO from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of those Promissory Notes issued by CAFCO that are allocated, in whole or in part, by the CAFCO Agent (on behalf of CAFCO) to fund or maintain such Loan during such CP Tranche Period as determined by the CAFCO Agent (on behalf of CAFCO) and reported to the Borrower and the Servicer which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such Promissory Notes, to the extent such commissions are allocated, in whole or in part, to such Promissory Notes by the CAFCO Agent (on behalf of CAFCO); provided, however, that (a) if any component of such rate is a discount rate, in calculating the "Investor Rate" for such CP Tranche Period the CAFCO Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; (b) the Investor Rate with respect to Loans of CAFCO funded by Participants shall be the same rate as in effect from time to time on Loans or portions thereof that are not funded by a Participant; (c) if all of the Loans maintained by CAFCO are funded by Participants, then the Investor Rate shall be CAFCO's pool funding rate in effect from time to time for its largest size pool of transactions which settles monthly; and (d) the per annum rate determined pursuant hereto shall be the Default Rate at any time when an Amortization Event shall exist.

              "IP Top 30 Payable Percentage" means [***]

              "IPFS" has the meaning set forth in the preamble to this Agreement.

              "Lenders" means, collectively, Blue Ridge, Gotham, PREFCO, Starbird, CAFCO, the Blue Ridge Liquidity Banks, the Gotham Liquidity Banks, the PREFCO Liquidity Banks, the Starbird Liquidity Banks, the CAFCO Liquidity Banks and their respective successors and permitted assigns.

               "LIBOR" means, for any Interest Period, the rate per annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or comparable to the principal amount of the related Loan offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M [Index] Q [Go]" effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, LIBOR for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by the Administrative Agent, at approximately 10:00 a.m.(New York time), two Business Days prior to the first day of such Interest Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, divided by (i) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Administrative Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period plus (ii) either (a) if the outstanding principal balance of all Loans is equal to or less than 50% of the Aggregate Commitment, 62.5 basis points or (b) if the outstanding principal balance of all Loans is greater than 50% of the Aggregate Commitment, 75 basis points. LIBOR shall be rounded, if necessary, to the next higher 1/16 of 1%.

               "LIBOR Loan" means a Loan which bears interest at LIBOR.

               "Liquidity Agreements" means, collectively, the Blue Ridge Liquidity Agreement, the Gotham Liquidity Agreement, the PREFCO Liquidity Agreement, the Starbird Liquidity Agreement and the CAFCO Liquidity Agreement.

               "Liquidity Bank" means:

               (a) with respect to Blue Ridge, Wachovia or any Eligible Assignee of Wachovia's Commitment and Liquidity Commitment,

               (b) with respect to Gotham, BTM or any Eligible Assignee of BTM's Commitment and/or Liquidity Commitment,

               (c) with respect to PREFCO, JPMorgan or any Eligible Assignee of JPMorgan's Commitment and Liquidity Commitment,

               (d) with respect to Starbird, BNP Paribas or any Eligible Assignee of BNP Paribas's Commitment and Liquidity Commitment, and

               (e) with respect to CAFCO, Citibank or any Eligible Assignee of Citibank's Commitment and Liquidity Commitment,

in each of the foregoing cases, to which Borrower has consented if required under Section 12.1. A Liquidity Bank will become a "Lender" hereunder at such time as it makes any Liquidity Funding.

               "Liquidity Commitment" means, as to each Liquidity Bank, its commitment under its respective Liquidity Agreement.

               "Liquidity Funding" means (a) a purchase made by any Liquidity Bank pursuant to its Liquidity Commitment of all or any portion of, or any undivided interest in (or a loan made by any Liquidity Bank pursuant to its Liquidity Commitment in the amount equal
to) a Loan of its applicable Conduit, or (b) any Loan made by the applicable Liquidity Banks in lieu of a Conduit pursuant to Section 1.1.

               "Liquidity Termination Date" means:

               (a) as to the Gotham Group, November 17, 2007 (unless such date is extended from time to time in the sole discretion of the Gotham Liquidity Banks); and

               (b) as to the Blue Ridge Group, the earlier to occur of (i) November 17, 2007 (unless such date is extended from time to time in the sole discretion of the Blue Ridge Liquidity Banks); and (ii) the date on which a Downgrading Event with respect to a Blue Ridge Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (A) the Downgraded Liquidity Bank shall not have been replaced by an Eligible Assignee pursuant to the Blue Ridge Liquidity Agreement, or (B) the Liquidity Commitment of such Downgraded Liquidity Bank shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper.

               (c) as to the PREFCO Group, November 17, 2007 (unless such date is extended from time to time in the sole discretion of the PREFCO Liquidity Banks).

               (d) as to the Starbird Group, November 17, 2007 (unless such date is extended from time to time in the sole discretion of the Starbird Liquidity Banks).

               (e) as to the CAFCO Group, November 17, 2007 (unless such date is extended from time to time in the sole discretion of the CAFCO Liquidity Banks).

               "Loan" means any loan made by a Lender to Borrower pursuant to this Agreement (including, without limitation, any Liquidity Funding). Each Loan shall either be a CP Rate Loan or, in the case of any Loan funded through a Liquidity Funding, an Alternate Base Rate Loan or a LIBOR Loan, selected in accordance with the terms of this Agreement.

               "Loan Parties" has the meaning set forth in the preamble to this Agreement.

               "Lock Box" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

               "Loss Reserve" means, [***]

               "Majority Co-Agents" means, (a) at any time while Loans are outstanding, those Co-Agents representing Groups whose combined Loans outstanding are in excess of fifty percent (50%) of the aggregate principal amount of all Loans outstanding and (b) at any time while no Loans are outstanding, those Co-Agents representing Groups with Group Limits totaling in excess of fifty percent (50%) of the Aggregate Commitment.

               "Material Adverse Effect" means, with respect to any Loan Party, a material adverse effect on (i) the financial condition or operations of any Loan Party and its Subsidiaries taken as a whole, (ii) the ability of such Loan Party to perform its obligations under this Agreement or the Performance Guarantor to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document to which it is a party, (iv) the Administrative Agent's security interest, for the benefit of the Secured Parties, in the Receivables generally or in any material portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

               "Material Subsidiary" means any Subsidiary of International Paper that has $150 million or more of assets as reflected on such Subsidiary's most recent balance sheet consolidated in any audited financial statements of International Paper.

               "Monthly Report" means a report, in substantially the form of
Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Administrative Agent pursuant to Section 8.5.

               "Monthly Reporting Date" means the 15th day of each month after the date of this Agreement (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of each month as the Administrative Agent shall request in connection with Section 8.5 hereof.

               "Moody's" means Moody's Investors Service, Inc.

               "Net Pool Balance" means, [***]

               "Obligations" means, at any time, any and all obligations of any of the Loan Parties to any of the Secured Parties arising under or in connection with the Transaction Documents, whether now existing or hereafter arising, due or accrued, absolute or contingent, including, without limitation, obligations in respect of Aggregate Principal, CP Costs, Interest, fees under the Fee Letter, Broken Funding Costs and Indemnified Amounts.

               "Obligor" means a Person obligated to make payments pursuant to a Contract.

               "Obligor Concentration Limit" means, at any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit shall be determined as follows for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody's (or in the absence thereof, the equivalent long term unsecured senior debt ratings), the applicable concentration limit shall be determined according to the following table:

[***]

     ;provided, however, that (i) if any Obligor has a split rating, the applicable rating will be the lower of the two, (ii) if any Obligor is not rated by either S&P or Moody's, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (iii) subject to satisfaction of the Rating Agency Condition and/or an increase in the percentage set forth in clause (a)(i) of the definition of "Required Reserve," upon Borrower's request from time to time, the Co-Agents may agree to a higher percentage of the Eligible Receivables Net Balance for a particular Obligor and its Affiliates (each such higher percentage, a "Special Concentration Limit"), it being understood that any Special Concentration Limit may be cancelled by any Agent upon not less than five
     (5) Business Days' written notice to the Loan Parties.

               "Originator" means each of International Paper, Box USA Group, Inc., Box USA Manufacturing Group of Iowa, Inc., Page Packaging Corporation and Box USA Manufacturing Group of Georgia, Inc., in its capacity as a seller under the applicable [***].

               "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

               "Participant" has the meaning specified in Section 12.1(c)(iii).

               "Past Due Ratio" means, [***]

[***]

               "Payable Setoff Reserve" means [***]

               "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which Performance Guarantor sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

               "Percentage" means, for each Group (a) on any date of determination on which no Loans are outstanding, the ratio of such Group's Group Limit to the Aggregate Commitment, and (b) on any date of determination on which any Loans are outstanding, the ratio of the aggregate principal amount of such Group's Loans to Aggregate Principal.

               "Performance Guarantor" means International Paper, in its capacity as performance guarantor pursuant to the Performance Undertaking.

               [***]

               "Performance Undertaking" means [***] by Performance
Guarantor in favor of Borrower and its assigns (including, without limitation, the Administrative Agent, for the benefit of the Lenders), [***], as the same may be amended, restated or otherwise modified from time to time.

               "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

               "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which Performance Guarantor or any of its ERISA Affiliates sponsors or maintains or to which Performance Guarantor or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

               "Pooled Commercial Paper" means for each of the Pool Funded Conduits the Commercial Paper notes of such Pool Funded Conduit subject to any particular pooling arrangement by such Conduit, but excluding Commercial Paper issued by the Pool Funded Conduits for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Pool Funded Conduit.

               "Pool Funded Conduits" has the meaning specified in the Preliminary Statements to this Agreement.

               "PREFCO" has the meaning set forth in the preamble to this Agreement.

               "PREFCO Agent" has the meaning provided in the preamble of this Agreement.

               "PREFCO Allocation Limit" has the meaning set forth in Section 1.1(c).

               "PREFCO Fee Letter" means that certain PREFCO Fee Letter dated as of November 17, 2004 by and among International Paper, Borrower and the PREFCO Agent.

               "PREFCO Group" has the meaning set forth in the preamble to this Agreement.

               "PREFCO Liquidity Agreement" means the Liquidity Asset Purchase Agreement dated as of the date hereof among PREFCO, the PREFCO Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

               "PREFCO Liquidity Bank" means any Liquidity Bank that enters into this Agreement and the PREFCO Liquidity Agreement.

               "Prescribed Forms" means such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Indemnified Party providing the form(s) or statement(s), (b) the Tax Code or (c) any applicable rule or regulation under the Tax Code, required and permitted by law to be provided by the Indemnified Party, as exhibits, to Borrower in order to permit Borrower to make payments hereunder for the account of such Indemnified Party free of deduction or withholding for income or similar taxes.

               "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Wachovia (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

               "Promissory Notes" means (a) with respect to any Conduit, Commercial Paper and other promissory notes issued by such Conduit and (b) with respect to CAFCO, participations sold by CAFCO pursuant to Section 12.1(b); provided that the term "Promissory Notes" shall not include the interests sold by CAFCO to a CAFCO Liquidity Bank or its designee under the CAFCO Liquidity Agreement.

               "Ratable Share" means, for each Liquidity Bank in a Group, a percentage equal to the Commitment of such Liquidity Bank, divided by such Group's Group Limit.

               "Rating Agency Condition" means that (i) if required, a Conduit has received written notice from S&P and Moody's that the closing of this transaction will not result in a withdrawal or downgrade of the then current rating of its Promissory Notes and (ii) if required, each of the Conduits has received written notice from S&P and Moody's that any material amendment, change or a waiver will not result in a withdrawal or downgrade of the then current ratings on such Conduit's Promissory Notes.

               "Receivable" has the meaning set forth in the [***].

               [***].

               "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

               "Regulatory Change" has the meaning set forth in Section 10.2.

               "Related Security" means, with respect to any Receivable:

               (i) all of Borrower's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by an Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

               (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

               (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

               (iv) all service contracts and other contracts and agreements associated with such Receivable,

               (v) all Records related to such Receivable,

               (vi) all of Borrower's right, title and interest in [***] respect of such Receivable and all of Borrower's right, title and interest in, to and under the Performance Undertaking,

               (vii) all of Borrower's right, title and interest in and to the Demand Advances and evidenced by a demand promissory note issued by IPFS in favor of Borrower, and

               (viii) all proceeds of any of the foregoing.

               "Required Notice Period" means, for any Pool Funded Conduit, the number of days required notice set forth below opposite the applicable prepayment of the outstanding principal balance of such Conduit's Loans:

--------------------------------------------------------------------------------
Amount of Principal Prepayment                Required Notice Period
--------------------------------------------------------------------------------
less than 25% of such Pool Funded Conduit's   2 Business Days
Group Limit
--------------------------------------------------------------------------------
greater than or equal to                      5 Business Days
25% but less than 50% of such Pool Funded
Conduit's Group Limit
--------------------------------------------------------------------------------
greater than or equal to 50% of               10 Business Days
of such Pool Funded Conduit's Group Limit
--------------------------------------------------------------------------------

               "Required Reserve" means, [***]

               "Reserve Floor" means, [***]

               "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Borrower, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans [***], (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Borrower now or hereafter outstanding, and (v) any payment of management fees by Borrower (except for reasonable management fees to the Originator or its Affiliates in reimbursement of actual management services performed).

               "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

               [***]

               "Secured Parties" means each Indemnified Party.

               "Servicer" means at any time the Person (which may be the Administrative Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

               "Servicing Fee" means, for each day in a Calculation Period:

               (a) an amount equal to (i) the Servicing Fee Rate (or, at any time while IPFS or one of its Affiliates is the Servicer, such lesser percentage as may be agreed between Borrower and the Servicer on an arms' length basis based on then prevailing market terms for similar services), times (ii) the aggregate Outstanding Balance of all Receivables at the close of business on the Cut-Off Date immediately preceding such Calculation Period, times (iii) 1/360; or

               (b) on and after the Servicer's reasonable request made at any time when IPFS or one of its Affiliates is no longer acting as Servicer hereunder, an alternative amount specified by the successor Servicer not exceeding (i) 110% of such Servicer's reasonable costs and expenses of performing its obligations under this Agreement during the preceding Calculation Period, divided by (ii) the number of days in the current Calculation Period.

               "Servicing Fee Rate" means [***].

               "Servicing Reserve" means, [***]

               "Settlement Date" means (A) the 2nd Business Day after each Monthly Reporting Date, and (B) the last day of the relevant Interest Period in respect of each Loan funded through a Liquidity Funding.

               "Settlement Period" means (A) in respect of each Loan of a Conduit, the immediately preceding Calculation Period, and (B) in respect of each Loan funded through a Liquidity Funding, the entire Interest Period of such Loan.

               "Starbird" has the meaning set forth in the preamble to this Agreement.

               "Starbird Agent" has the meaning provided in the preamble of this Agreement.

               "Starbird Allocation Limit" has the meaning set forth in Section 1.1(d).

               "Starbird Fee Letter" means that certain Starbird Fee Letter dated as of November 17, 2004 by and among International Paper, Borrower and the Starbird Agent.

               "Starbird Group" has the meaning set forth in the preamble to this Agreement.

               "Starbird Liquidity Agreement" means the Global Liquidity Asset Purchase Agreement dated as of November 15, 2000 among Starbird, the Liquidity Banks from time to time party thereto, the Starbird Agent, and BNP Paribas, as administrator, as supplemented by Supplement No. 44 to the Global Liquidity Asset Purchase Agreement dated as of November 17, 2004 among Starbird, the Liquidity Banks from time to time party thereto, the Starbird Agent, and BNP Paribas, as administrator, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

               "Starbird Liquidity Bank" means any Liquidity Bank that enters into this Agreement and the Starbird Liquidity Agreement.

               "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

               "Suspense Account" means any Receivable other than a Defaulted Receivable, (i) as to which the Obligor thereof has suffered an Event of Bankruptcy, (ii) which, consistent with the Credit and Collection Policy, would be written off Borrower's books as uncollectible, or (iii) which the applicable Originator tracks separately from other Receivables.

               "Tax" or "Taxes" means all license and registration fees and all income, gross receipts, rental, franchise, excise, occupational, capital, value added, sales, use, ad valorem (real and personal), property (real and personal) and excise taxes, fees, levies, imposts, charges or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon, by any federal, state or local government or taxing authority in the United States or by any foreign government, foreign governmental subdivision or other foreign or international taxing authority.

               "Tax Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

               "Termination Date" has the meaning set forth in the Receivables Purchase Agreement.

               "Top 30 Obligors" means, on any date of determination, the 30 Obligors with the highest aggregate amount of Receivables (other than Suspense Accounts) generated during the one (1) month ending on or prior to the date of computation.

               "Transaction Documents" means, collectively, this Agreement, each Borrowing Request, [***], each Collection Account Agreement, the
Performance Undertaking, the Fee Letters, each of the Subordinated Notes (as defined [***]), the Liquidity Agreements and all other instruments, documents and agreements executed and delivered in connection herewith.

               "Transferor" means each Originator in its capacity as a seller under a [***] and IPFS in its capacity as seller under the [***]

               "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

               "Unmatured Amortization Event" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

               "Volume Rebate" means a rebate or refund as described in Section 3.4(a)(iii).

               "Volume Rebate Reserve" means, at any time, such balance of all reserve accounts that any Loan Party establishes for Volume Rebates earned by all Obligors.

               "Wachovia" means Wachovia Bank, National Association in its individual capacity and its capacity as agent.

               "xpedx" means the distribution business of International Paper.

          "xpedx Top 30 Payable Percentage" means [***]

               All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

               For the avoidance of doubt, "during the continuance of an Amortization Event" means that an Amortization Event has occurred and has not been waived.

                                   EXHIBIT II

                            FORM OF BORROWING REQUEST

                                   ----------

                           RED BIRD RECEIVABLES, INC.
                                BORROWING REQUEST

                       For Borrowing on __________________

Wachovia Bank, National Association, as Blue Ridge Agent
191 Peachtree Street, N.E., 22nd Floor
GA-8088
Atlanta, Georgia 30303
Attention: Michael Landry, Fax No. (404) 332-5152

The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Gotham Agent 1251 Avenue of the Americas
New York, NY 10020
Attention: John Donoghue, Fax No. (212) 782-6998

JPMorgan Chase Bank, N.A., as PREFCO Agent
1 Bank One Plaza, Mail Suite IL1-0594
Chicago, Illinois 60670
Attention: ABS Transaction Management, Fax No. (312) 732-3600

JPMorgan Chase Bank, N.A., as PREFCO Agent
1 Bank One Plaza, Mail Suite IL1-0594
Chicago, Illinois 60670
Attention: ABS Transaction Department, Fax No. (312) 732-1844

BNP Paribas, acting through its New York branch, as Starbird Agent 787 Seventh Avenue, 8th Floor
New York, New York 10019
Attention: Sean Reddington, Fax No. (212) 841-2689

          and

Citicorp North America, Inc., as CAFCO Agent
450 Mamaroneck Avenue
Harrison, NY 10528
Attention: Loretta Lachman, Fax No. (914) 899-7890

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit and Security Agreement dated as of November 17, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Red Bird Receivables, Inc. (the "Borrower"), International Paper Financial Services, Inc., as initial Servicer, International Paper Company, as Performance Guarantor, Blue Ridge Asset Funding Corporation, Gotham Funding Corporation, Preferred Receivables Funding Corporation, Starbird Funding Corporation, CAFCO, LLC, various Liquidity Banks, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as a Co-Agent, JPMorgan Chase Bank, N.A., as a Co-Agent, BNP Paribas, acting through its New York branch, as a Co-Agent, Citicorp North America,

Inc., as a Co-Agent and Wachovia Bank National Association, as a Co-Agent and Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

          1. The Borrower hereby certifies, represents and warrants to the Agents and the Lenders that on and as of the Borrowing Date (as hereinafter defined):

          (a) all applicable conditions precedent set forth in Article V of the Credit Agreement have been satisfied;

          (b) each of its representations and warranties contained in Section
6.1 of the Credit Agreement will be true and correct, in all material respects, as if made on and as of the Borrowing Date;

          (c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

          (d) the Termination Date has not occurred; and

          (e) after giving effect to the Loans comprising the Advance requested below, the aggregate principal amount of the Blue Ridge Group's Loans at any one time outstanding will not exceed the Blue Ridge Allocation Limit, the aggregate principal amount of the Gotham Group's Loans at any one time outstanding will not exceed the Gotham Allocation Limit, the aggregate principal amount of the PREFCO Group's Loans at any one time outstanding will not exceed the PREFCO Allocation Limit, the aggregate principal amount of the Starbird Group's Loans at any one time outstanding will not exceed the Starbird Allocation Limit and the aggregate principal amount of the CAFCO Group's Loans at any one time outstanding will not exceed the CAFCO Allocation Limit.

          2. The Borrower hereby requests that the Conduits (or their respective Liquidity Banks) make an Advance on ___________, _____ (the "Borrowing Date") as follows:

          (a)  Aggregate Amount of Advance: $_____________ calculated as:

               Rollover Amount: __________________
               Reduction Amout: __________________
               New Loan Amount: __________________
               Total Advance: ____________________

               (i)  Blue Ridge Group's Share of Advance: $___________

               (ii) Gotham Group's Share of Advance: $___________

               (iii) PREFCO Group's Share of Advance: $___________

               (iv) Starbird Group's Share of Advance: $___________

               (v)  CAFCO Group's Share of Advance: $___________

          (b)  Interest Rate Requested: CP Rate

          (c) CP Tranche Period Requested from Gotham: ________ days (maturing on _________,____)

          (d) Blue Ridge Group, PREFCO Group, Starbird Group, CAFCO Group repayment date: ____________________

          3.   Please disburse the proceeds of the Loans as follows:

               (i) Blue Ridge Group: [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________,
Reference: ________];

               (ii) Gotham Group: [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________,
Reference: ________];

               (iii) PREFCO Group: [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________,
Reference: ________];

               (iv) Starbird Group: [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________,
Reference: ________]; and

               (v) CAFCO Group: [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________, Reference: ________].

          IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered as of this ____ day of ___________, _____.

                                            Red Bird Receivables, as Borrower


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT III

   CHIEF EXECUTIVE OFFICES OF THE LOAN PARTIES; LOCATIONS OF RECORDS; FEDERAL
                        EMPLOYER IDENTIFICATION NUMBERS;
                      ORGANIZATIONAL IDENTIFICATION NUMBERS

International Paper Company

Principal Places of Business:    400 Atlantic Avenue, Stamford, CT 06921

Locations of Records:            400 Atlantic Avenue, Stamford, CT 06921

International Paper Financial Services, Inc.

Principal Places of Business:    400 Atlantic Avenue, Stamford, CT 06921

Locations of Records:            6400 Poplar Avenue, Memphis, TN 38197

Red Bird Receivables, Inc.

Principal Places of Business:    400 Atlantic Avenue, Stamford, CT 06921

Locations of Records:            400 Atlantic Avenue, Stamford, CT 06921

Federal Employer
Identification Number
of Red Bird Receivables, Inc.:   58-2666376

Legal, Trade and Assumed Names
of Red Bird Receivables, Inc.:   None


                                      III-1

                                   EXHIBIT IV

           NAMES OF COLLECTION BANKS; LOCK BOXES & COLLECTION ACCOUNTS

                Lock boxes; Collection Accounts; Collection Banks
                                    DOMESTIC

[***]

[***]

                                    EXHIBIT V
                         FORM OF COMPLIANCE CERTIFICATE

To: Wachovia Bank, National Association, as Blue Ridge Agent and as
    Administrative Agent The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Gotham Agent JPMorgan Chase Bank, N.A., as PREFCO Agent BNP Paribas, acting through its New York branch, as Starbird Agent Citicorp North America, Inc., as CAFCO Agent

          This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit and Security Agreement dated as of November 17, 2004 among Red Bird Receivables, Inc. (the "Borrower"), International Paper Financial Services, Inc., as initial Servicer, International Paper Company, as Performance Guarantor, Blue Ridge Asset Funding Corporation, Gotham Funding Corporation, Preferred Receivables Funding Corporation, Starbird Funding Corporation, CAFCO, LLC, various Liquidity Banks, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as a Co-Agent, JPMorgan Chase Bank, N.A., as a Co-Agent, BNP Paribas, acting through its New York branch, as a Co-Agent, Citicorp North America, Inc., as a Co-Agent and Wachovia Bank National Association, as a Co-Agent and Administrative Agent (the "Agreement").

          THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1. I am the duly elected _________________ of Borrower.

          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 4 below].

          [4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
____________________]

          The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered as of ______________, 20__.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                          COLLECTION ACCOUNT AGREEMENT

                                            , 200
                               -------------     -

[Collection Bank Name]
[Collection Bank Address]

Attn:
      -----------------------
Fax No. (   )
         ---  ---------------

          Re: International Paper Financial Services, Inc./Red Bird Receivables, Inc.

Ladies and Gentlemen:

          Reference is hereby made to each of the [departmental] post office boxes listed on Schedule 1 hereto (each, a "Lock Box") of which [Collection Bank Name], a _________ banking association (hereinafter "you"), has exclusive control for the purpose of receiving mail and processing payments therefrom pursuant to the [Lock Box Service Agreement] dated _______________, originally by and between International Paper Financial Services, Inc. ("IPFS") and you (the "Service Agreement").

          1. You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment received in each of the Lock Boxes, and credit such payments to account no. _____________ (the "Lock Box Account").

          2. IPFS hereby informs you that it has transferred to its affiliate, Red Bird Receivables, Inc., a Delaware corporation (the "Borrower") all of their respective right, title and interest in and to the items from time to time received in the Lock Boxes and/or deposited in the Lock Box Account, but that IPFS has agreed to continue to service the receivables giving rise to such items. Accordingly, IPFS and Borrower (collectively, the "Companies") hereby request that the name of the Lock Box Account be changed to "Red Bird Receivables, Inc." Borrower hereby further advises you that it has pledged the receivables giving rise to such items to a group of lenders for whom Wachovia Bank, National Association acts as administrative agent (in such capacity, the "Administrative Agent") and has granted a security interest to the Administrative Agent in all of Borrower's right, title and interest in and to the Lock Box Account and the funds therein.

          3. Each of the Companies hereby irrevocably instructs you, and you hereby agree, that upon receiving notice from the Administrative Agent in the form attached hereto as Annex A:

          (i) the name of the Lock Box Account will be changed to "Wachovia Bank, National Association, as Administrative Agent" (or any designee of the Administrative Agent), and the Administrative Agent will have exclusive ownership of and access to the Lock Boxes and the Lock Box Account, and none of the Companies nor any of their respective affiliates will have any control of the Lock Boxes or the Lock Box Account or any access thereto,
     (ii) you will either continue to send the funds from the Lock Boxes to the Lock Box Account, or will redirect the funds as the Administrative Agent may otherwise request, (iii) you will transfer monies on deposit in the Lock Box Account to the following account:

              Bank Name:               Wachovia Bank, National Association
              Location:                Charlotte, NC
              ABA Routing No.:         ABA #
              Credit Account No.:      For credit to Blue Ridge Asset Funding
              Account #[***].

              Reference: Blue Ridge/Red Bird Receivables, Inc.
              Attention: Douglas Wilson Sr. (704) 374-2520

or to such other account as the Administrative Agent may specify, (iv) all services to be performed by you under the Service Agreement will be performed on behalf of the Administrative Agent, and (v) all correspondence or other mail which you have agreed to send to either of the Companies will be sent to the Administrative Agent at the following address:

              Wachovia Bank, National Association, as Administrative Agent 191 Peachtree Street, N.E., 22nd Floor
              Mail Stop GA-8088
              Atlanta, GA  30303
              Attn: Michael Landry,
                    Asset-Backed Finance
              FAX: (404) 332- 5152

Moreover, upon such notice, the Administrative Agent will have all rights and remedies given to IPFS (and Borrower, as IPFS's assignee) under the Service Agreement. IPFS agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

          4. You hereby acknowledge that monies deposited in the Lock Box Account or any other account established with you by the Administrative Agent for the purpose of receiving funds from the Lock Boxes are subject to the liens of the Administrative Agent, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against either of the Companies except that you may debit the Lock Box Account for any items deposited therein that are returned or otherwise not collected and for all charges, fees, commissions and expenses incurred by you in providing services hereunder, all in accordance with your customary practices for the charge back of returned items and expenses.

          5. You will be liable only for direct damages in the event you fail to exercise ordinary care. You shall be deemed to have exercised ordinary care if your action or failure to act is in conformity with general banking usages or is otherwise a commercially reasonable practice of the banking industry. You shall not be liable for any special, indirect or consequential damages, even if you have been advised of the possibility of these damages.

          6. The parties acknowledge that you may assign or transfer your rights and obligations hereunder solely to a wholly-owned subsidiary of [insert name of Collection Bank's holding company].

          7. Borrower agrees to indemnify you for, and hold you harmless from, all claims, damages, losses, liabilities and expenses, including legal fees and expenses, resulting from or with respect to this letter agreement and the administration and maintenance of the Lock Box Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by you in regard thereto in accordance with the terms of this letter agreement, (b) the breach of any representation or warranty made by Borrower pursuant to this letter agreement, (c) any item, including, without limitation, any automated clearinghouse transaction, which is returned for any reason, and (d) any failure of Borrower to pay any invoice or charge to you for services in respect to this letter agreement and the Lock Box Account or any amount owing to you from Borrower with respect thereto or to the service provided hereunder.

          8. THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF _________, WHICH STATE SHALL BE YOUR "LOCATION" FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

          9. This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or is inconsistent with, any provision of the Service Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

          Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                        Very truly yours,

                                        INTERNATIONAL PAPER FINANCIAL SERVICES,
                                        INC.


                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:


                                        RED BIRD RECEIVABLES, INC.


                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:

Acknowledged and agreed to as of the
date first above written:

[COLLECTION BANK]


By:
    ------------------------------------
Name:
Title:


WACHOVIA BANK, National Association, AS ADMINISTRATIVE AGENT


By:
    ------------------------------------
Name:
Title:

                                     ANNEX A

                                 FORM OF NOTICE

                   [On letterhead of the Administrative Agent]

                                     [Date]

[Collection Bank Name]
[Collection Bank Address]

Attn:
      ----------------------
Fax No. (   )
         ---  --------------

          Re: International Paper Financial Services, Inc./Red Bird
              Receivables, Inc.

Ladies and Gentlemen:

          We hereby notify you that we are exercising our rights pursuant to that certain letter agreement dated ____________, 200_ (the "Letter Agreement") among International Paper Financial Services, Inc., Red Bird Receivables, Inc., you and us, to have the name of, and to have exclusive ownership and control of, account no. __________ identified in the Letter Agreement (the "Lock Box Account") maintained with you, transferred to us. The Lock Box Account will henceforth be a zero-balance account, and funds deposited in the Lock Box Account should be sent at the end of each day to the account specified in
Section 3(i) of the Letter Agreement, or as otherwise directed by the undersigned. You have further agreed to perform all other services you are performing under the "Service Agreement" (as defined in the Letter Agreement) on our behalf.

          We appreciate your cooperation in this matter.

                                        Very truly yours,

                                        WACHOVIA BANK, NATIONAL ASSOCIATION, AS
                                        ADMINISTRATIVE AGENT


                                        By:
                                            ------------------------------------
                                               Title:

                                   SCHEDULE 1

--------------------------------------------------------------------------------
                          LOCK BOX POST OFFICE ADDRESS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT VII

                                   [RESERVED]


                                     VII-1

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                                     [***]


                                     VIII-1

                                   EXHIBIT IX

                                      [***]


                                       IX

                                    EXHIBIT X
                   FORM OF PARTIAL RELEASE AND SALE DOCUMENTS

                                   ----------

           ADMINISTRATIVE AGENT'S RELEASE OF CERTAIN RECEIVABLE ASSETS

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent (hereinafter defined) under that certain Amended and Restated Credit and Security Agreement, dated as of November 17, 2004, as amended (the "CSA"), by and among (a) RED BIRD RECEIVABLES, INC., a Delaware corporation ("Borrower"), (b) International Paper Financial Services, Inc., a Delaware corporation ("IPFS"), as initial Servicer,
(c) INTERNATIONAL PAPER COMPANY, a New York corporation ("International Paper"), as Performance Guarantor, (d) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "Blue Ridge"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge, (e) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, "Gotham"), and THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham, (f) PREFERRED RECEIVABLES FUNDING CORPORATION, a Delaware Corporation (together with its successors, "PREFCO"), and JPMORGAN CHASE BANK, N.A., in its capacity as a Liquidity Bank to PREFCO,
(g) STARBIRD FUNDING CORPORATION, a Delaware Corporation (together with its successors, "Starbird"), and BNP PARIBAS, acting through its New York branch, in its capacity as a Liquidity Bank to Starbird, (h) CAFCO, LLC, a Delaware limited liability company (together with its successors, "CAFCO"), and CITIBANK, N.A., in its capacity as a Liquidity Bank to CAFCO, (i) WACHOVIA BANK, NATIONAL ASSOCIATION, as "Blue Ridge Agent", THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as "Gotham Agent", JPMORGAN CHASE BANK, N.A., as "PREFCO Agent", BNP PARIBAS, as "Starbird Agent", and CITICORP NORTH AMERICA, INC., as "CAFCO Agent", and (j) WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a Wachovia Bank, National Association), as "Administrative Agent" (together with the Blue Ridge Agent, the Gotham Agent, the PREFCO Agent, the Starbird Agent and the CAFCO Agent, the "Agents" ), does hereby irrevocably release all right, title and interest in and to, and liens and security interests upon, the following personal property:

     All existing and future Receivables as to which ___________ (or one of its Affiliates) is the Obligor, the Related Security associated directly with such Receivables (except to the extent such Related Security includes Records related to other Receivables), and all Collections on and other proceeds of the foregoing (collectively, the "Specified Receivables").

Capitalized terms used herein are used with the meanings attributed thereto in the CSA.

          Further, notwithstanding any provision of the CSA to the contrary, the Administrative Agent, on behalf of the Agents and the Lenders, hereby consents to (a) the sale by the Borrower of any Specified Receivables owned by the Borrower to International Paper for an aggregate sum of $__________, and (b) the sale by International Paper to __________________ ("Purchaser"), for an aggregate sum of $________.

          This release is executed by the Administrative Agent on behalf of the Agents and the Lenders party to the CSA, without representation or warranty of any kind, express or implied, except that the Administrative Agent has not granted any right, title or interest in, or lien upon, the Specified Receivables to any other Person.

          IN WITNESS WHEREOF, the undersigned has executed this instrument as of _____________, 200_.

                    WACHOVIA BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                    By:
                        ----------------------------------
                        Title:

Attachment: Exhibit A

                        SALE OF CERTAIN RECEIVABLE ASSETS

          IN CONSIDERATION OF THE PAYMENT OF $_________, the receipt and sufficiency of which are hereby acknowledged, RED BIRD RECEIVABLES, INC., a Delaware corporation ("Red Bird"), hereby sells, assigns, transfers and conveys, to INTERNATIONAL PAPER COMPANY, a New York corporation ("International Paper"), all right, title and interest in and to the trade accounts receivable as to which _______________ (or one of its Affiliates) is the account debtor that is listed on Exhibit A attached hereto and made a part hereof, together with all records related thereto and all proceeds of the foregoing (collectively, the "Specified Receivables"), without representation or warranty of any kind, express or implied.

          It is Red Bird's intention that the conveyance of the Specified Receivables made hereunder shall constitute a true sale, which sale is absolute and irrevocable and provides International Paper with the full benefits of ownership of the Specified Receivables.

          IN WITNESS WHEREOF, Red Bird has caused this instrument to be duly executed and delivered on _____________, 200_.

                                                     RED BIRD RECEIVABLES, INC.


                                                     By:
                                                         -----------------------
                                                     Name:
                                                     Title:

Agreed to and accepted:

INTERNATIONAL PAPER COMPANY


By:
    -----------------------
Name:
Title:

Attachment: Exhibit A

                                   SCHEDULE A

                                  COMMITMENTS

                                     [***]

                                     [***]

                                      [***]

                                      [***]